UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Tilray, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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September 24, 2021
Dear Fellow Stockholders:
You are cordially invited to attend the Annual Meeting of Stockholders (“Annual Meeting”) of Tilray, Inc. (the “Company”) to be held on November 22, 2021, at 11:00 a.m. EST. In light of the ongoing public health crisis caused by the COVID-19 pandemic, the Annual Meeting will be held in a virtual format only, via live webcast over the internet.
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting.
Our Board of Directors (the “Board”) urges you to read the accompanying Proxy Statement and recommends that you vote “FOR”:
•	All of the Class I, Class II and Class III director nominees, to serve until their respective terms expire or until their successors are duly elected and qualified, as described herein;
•	The non-binding advisory resolution on the named executive officer compensation;
•	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current fiscal year; and
•	Any other business properly brought before the Annual Meeting.
The Board appreciates and encourages stockholder participation in the Company’s affairs. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote your shares. Accordingly, we request that as soon as possible, you vote via the Internet or, if you have received printed proxy materials, you vote via the Internet, by telephone or by mailing your completed proxy card or voter instruction form.
If you have any questions, or need any assistance in voting your shares, please call 866-232-3037 toll-free in the U.S. and Canada or 720-358-3640 for international callers.
WE ARE GRATEFUL FOR YOUR CONTINUED SUPPORT AND WILL WORK EVERYDAY TO TAKE FULL ADVANTAGE OF ALL OPPORTUNITIES TO ENHANCE LONG-TERM VALUE.
Thank you for your interest and investment in Tilray, Inc.
Sincerely,
Irwin D. Simon,
Chairman, President, and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
New York, New York
September 24, 2021
The Annual Meeting of Stockholders of Tilray, Inc. (the “Company”) will be held on November 22, 2021, at 11:00 a.m. EST. In light of the ongoing public health crisis caused by the COVID-19 pandemic, the Annual Meeting will be held in a virtual format only, via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/TLRY2021. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. Reference to “in person” attendance or voting in our proxy materials refers, therefore, to attending or voting at the Annual Meeting virtually.
The Annual Meeting will take place for the following purposes:
1.	to elect each of the Class I, Class II and Class III director nominees, to serve until their respective terms expire or until their successors are duly elected and qualified, as described herein;
2.	to approve, the non-binding advisory resolution on the named executive officer compensation;
3.	to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2022; and
4.	to consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
On or about September 24, 2021, we will mail to our stockholders of record at the close of business on September 24, 2021, the record date for our Annual Meeting, an Important Notice Regarding the Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement for the Annual Meeting (the “Proxy Statement”) and our Annual Report on Form 10-K for the year ended May 31, 2021 (the “Annual Report”) on the Internet and also how to vote their shares via the Internet. If you received a Notice by mail, you will not receive printed proxy materials unless you specifically request them. Both the Notice and the Proxy Statement contain instructions on how you can request a paper copy of the Proxy Statement and Annual Report.
Only stockholders of record at the close of business on September 24, 2021, are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. At the Annual Meeting, you will be provided with the opportunity to ask questions.
It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, we encourage you to submit your proxy as soon as possible. For specific instructions, please refer to your Important Notice Regarding the Internet Availability of Proxy Materials or to the question on page 5 of the accompanying Proxy Statement entitled “How do I vote by proxy?”
At the direction of the Board,
Mitchell Gendel,
Global General Counsel and Corporate Secretary

655 Madison Avenue, Suite 1900
New York, New York
September 24, 2021
PROXY STATEMENT
Information About the Annual Meeting and Voting
The Annual Meeting - Background
The Annual Meeting of Stockholders (“Annual Meeting”) of Tilray, Inc. (the “Company”) will be held on Monday, November 22, 2021, at 11:00 a.m. EST. In light of the ongoing public health crisis caused by the COVID-19 pandemic, the Annual Meeting will be held in a virtual format only, via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting https://www.virtualshareholdermeeting.com/TLRY2021. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform. Reference to “in person” attendance or voting in our proxy materials refers, therefore, to attending or voting at the Annual Meeting virtually.
At the Annual Meeting, stockholders will be asked to elect nine nominees for director, approve the non-binding advisory resolution on the named executive officer compensation; and ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2022. Management will also respond to questions from stockholders.
Our principal executive offices are located at 655 Madison Avenue, Suite 1900, New York, New York, and our telephone number is (844) 845-7291. When used in this Proxy Statement, the terms “we,” “us,” “our,” and “the Company” mean Tilray, Inc. and its businesses and subsidiaries.
What is the impact of the recent Tilray/Aphria Business Combination?
As we have previously disclosed, on December 15, 2020, we and Aphria Inc. (“Aphria”) entered into an Arrangement Agreement (as amended, the “Arrangement Agreement”), pursuant to which we acquired all of the issued and outstanding common shares of Aphria pursuant to a plan of arrangement (the “Plan of Arrangement”) under the Ontario Business Corporations Act (the “Business Combination”). The Business Combination transaction closed on April 30, 2021. The Business Combination was structured as a reverse acquisition pursuant to which we were the legal acquirer and Aphria was the acquirer for accounting purposes. Aphria’s historical financial statements became our historical financial statements.
Under the terms of the Arrangement Agreement, on April 30, 2021, each outstanding share of Aphria common share (the “Aphria Shares”) outstanding immediately prior to the effective time of the Business Combination (the “Effective Time”) was transferred to us in exchange for 0.8381 of a share (the “Exchange Ratio”) of Common Stock (as defined below). In the aggregate, Aphria shareholders received 266,804,667 shares of Common Stock (the “Consideration Shares”).
What happened to the equity awards granted under Aphria’s equity compensation plans and outstanding Aphria warrants to acquire Aphria Shares?
In addition, at the Effective Time, (i) all Aphria equity awards granted under Aphria’s equity compensation plans (the “Aphria Plans”) as of the Effective Time were assumed and exchanged into corresponding awards with respect to the Common Stock, with the number of shares underlying such awards (and the exercise prices of such awards, in the case of options) adjusted based on an exchange ratio of .8300, (ii) all of the warrants to acquire Aphria Shares issued in 2016, to the extent not exercised as of the Effective Time, were exchanged into warrants to
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acquire shares of Common Stock after adjustments to reflect the terms of the Business Combination, and (iii) all remaining warrants to acquire Aphria Shares remained outstanding and became exercisable, in accordance with their respective terms, for Common Stock, after adjustments to reflect the terms of the Business Combination.
Specifically, at the Effective Time, (i) each outstanding option to purchase Aphria Shares (each, an “Aphria Option”) issued pursuant to the Aphria Plans, to the extent it had not been exercised as of the Effective Time, was exchanged for a stock option (each, a “Replacement Option”) to purchase a number of shares of Common Stock equal to the product of the Exchange Ratio, rounded down to two decimal places, multiplied by the number of Aphria Shares issuable on exercise of such Aphria Option immediately prior to the Effective Time (rounded down to the next whole number of shares of Common Stock) for an exercise price per share of Common Stock (rounded up to the nearest whole cent) equal to the exercise price per share of such Aphria Option immediately prior to the Effective Time divided by the Exchange Ratio, rounded down to two decimal places; (ii) each restricted share unit issued under the Aphria Plans (each, an “Aphria RSU”) to the extent it had not been exercised as of the Effective Time, was exchanged for a restricted stock unit of Tilray (each, a “Replacement RSU”) in respect of a number of shares of Common Stock equal to the product of the Exchange Ratio, rounded down to two decimal places, multiplied by the number of Aphria Shares underlying such Aphria RSU immediately prior to the Effective Time (rounded down to the next whole number of shares of Common Stock); and (iii) each deferred share unit of Aphria issued pursuant to the Aphria Plans (each, an “Aphria DSU”), to the extent it had not been exercised as of the Effective Time, was exchanged for a deferred share unit of Tilray (the “Replacement DSUs”) in respect of a number of shares of Common Stock equal to the product of the Exchange Ratio, rounded down to two decimal places, multiplied by the number of Aphria Shares underlying such Aphria DSU immediately prior to the Effective Time (rounded down to the next whole number of shares of Common Stock). The terms, conditions and manner of exercise and other terms and conditions of each of the Replacement Options, the Replacement RSUs, and the Replacement DSUs are the same as the terms and conditions of the respective Aphria Options, Aphria RSUs or Aphria DSUs for which they were exchanged, except that such Replacement Options, Replacement RSUs and Replacement DSUs are governed by the terms and conditions of the Tilray, Inc. Amended and Restated 2018 Equity Incentive Plan (the “Tilray Plan”).
At the Effective Time, the Replacement Options, Replacements RSUs and Replacement DSUs were convertible into aggregate of 6,461,092 shares of Common Stock. Additional details about the foregoing is available in our filings with the Securities and Exchange Commission (the “SEC”), including our Form 8-K filed with the SEC on May 4,2021.
Is Aphria Common Stock still traded on the Nasdaq Global Select Market?
No. As of the close of trading on April 30, 2021, Aphria, acting pursuant to authorization from its board of directors, voluntarily withdrew the listing of the Aphria Common Shares from the Nasdaq Global Select Market.
How did the Board composition change as a result of the Business Combination?
The Arrangement Agreement and related documents provided that, after completion of the Business Combination, our Board of Directors would consist of nine (9) Board members. Our current Board is comprised of seven Aphria board members (Irwin D. Simon, Renah Persofsky, Jodi Butts, John M. Herhalt, David Hopkinson, Tom Looney and Walter Robb) and two of our existing Board members, being Brendan Kennedy and David Clanachan.
As a result, our stockholders did not previously have the opportunity to vote on electing all our directors. For this reason, our Board determined that rather than carrying forward the terms of the Board members pursuant to the Arrangement Agreement, our stockholders should have the ability to vote on each of our nine (9) directors at the upcoming Annual Meeting.
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The Board is divided into three classes (I, II, and III) of directors. In connection with the appointment of the director nominees for the Annual Meeting, and to ensure that the Board consists of three classes divided evenly, Mr. Kennedy, who currently serves as a Class III director, has been nominated as a Class I director by the Nominating and Governance Committee of the Board (the “Nominating Committee”).
Name	Current Position	Class	Term Expires	New Term
Irwin D. Simon	Chairman of the Board of Directors; President and Chief Executive Officer	Class II	2023 annual meeting of stockholders	2024
Renah Persofsky	Vice-Chair (Lead Director) and Chair of the Nominating and Governance Committee; Independent Director	Class II	2023 annual meeting of stockholders	2024
Jodi Butts	Nominating & Governance Committee Member; Independent Director	Class III	2021 annual meeting of stockholders.	2023
David Clanachan	Audit Committee Member; Independent Director	Class II	2023 annual meeting of stockholders	2024
Brendan Kennedy	Director and Former CEO, Tilray	Class I	2022 annual meeting of stockholders	2022
John M. Herhalt	Chair of the Audit Committee; Independent Director	Class I	2022 annual meeting of stockholders	2022
David Hopkinson	Nominating and Governance Committee & Compensation Committee Member; Independent Director	Class III	2021 annual meeting of stockholders.	2023
Thomas Looney	Audit Committee & Compensation Committee Member; Independent Director	Class III	2021 annual meeting of stockholders.	2023
Walter Robb	Chair of the Compensation Committee & Audit Committee Member; Independent Director	Class I	2022 annual meeting of stockholders	2022
How did our management change as a result of the Business Combination?
Following completion of the Business Combination, we reconstituted our senior management team with executives from Aphria and our existing management. Our current leadership team provides a strong foundation to accelerate our growth and capitalize on the Business Combination’s many benefits. Our management team is complemented of experienced operators, cannabis industry experts, PhD scientists, horticulturists, and extraction specialists, all of whom apply the latest scientific knowledge and technology to deliver quality-controlled, rigorously tested cannabis products on a large scale.
What other changes are relevant to the Annual Meeting?
On the Effective Time, we changed our fiscal year from a year ending December 31 to a year ending May 31, to conform our fiscal year end to that of Aphria. For this reason, this proxy statement relates to both the calendar year ended December 31, 2020 and for the fiscal year ended May 31, 2021. A record of our business activities for the twelve-month period ending December 31, 2020 and for our new fiscal year ended May 31, 2021 is contained in our 2020 Annual Report on Form 10-K and 2021 Annual Report on Form 10-K filed with the Securities and Exchange Commission.
This will be our first annual meeting of stockholders since completion of the Business Combination. On behalf of the Board of Directors, management and all of our employees, we welcome those of you who have joined us as Tilray stockholders and we appreciate your continuing loyalty and support.
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Why is the Board submitting Proposal 2?
At the annual meeting of stockholders held on May 28, 2020, our stockholders approved a proposal that the Board submit a separate resolution on the compensation of its named executive officers to Tilray’s stockholders for an advisory vote every two years in its proxy materials. For this reason, the Board is submitting Proposal 2 (to approve, the non-binding advisory resolution, on the named executive officer compensation). The next required vote on the frequency of stockholder votes on the compensation of Tilray’s named executive officers would be at the 2023 Annual Meeting of Stockholders of Tilray, unless presented by the Board earlier.
The Annual Meeting - Monday, November 22, 2021, at 11:00 a.m. EST.
Why am I receiving these materials?
In connection with its solicitation of proxies for use at our Annual Meeting, our Board (i) has made these materials available to you via the Internet or, upon your request, via email, or (ii) upon your request, has delivered or will deliver printed versions of these materials to you by mail. Only stockholders of record at the close of business on September 24, 2021 (the “Record Date”) will be entitled to vote at the Annual Meeting. On this record date, there were 460,432,582 of Class 2 common stock (the “Common Stock”) outstanding and entitled to vote. As a stockholder of record of our Common Stock at the close of business on the Record Date for our Annual Meeting, you are invited to attend the virtual Annual Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement.
Why is the meeting being held virtually this year?
We believe that a virtual meeting will provide expanded stockholder access and participation, improved communications, as well as additional safeguards for health and safety in light of developments related to COVID-19. You will be able to join the Annual Meeting and vote and submit questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/TLRY2021 and using the 16-digit control number included on the Important Notice of Internet Availability of Proxy Materials (Notice), on your proxy card, or on your voting instruction form provided by your broker, bank or other nominee. Online check-in will be available at the virtual meeting site approximately 15 minutes prior to the beginning of the Annual Meeting.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are making this Proxy Statement for the Annual Meeting (the “Proxy Statement”) and our Annual Report for the fiscal year ended May 31, 2021 (“Annual Report and, together with this Proxy Statement, the “Proxy Materials”) available to stockholders electronically via the Internet. Stockholders will be able to access the Proxy Materials on the website referred to in the Notice or request to receive printed copies of the Proxy Materials and a proxy card. Instructions on how to access the Proxy Materials via the Internet or to request a printed copy may be found in the Notice and in this Proxy Statement. We believe that this electronic process expedites your receipt of the Proxy Materials and reduces the cost and environmental impact of printing Proxy Materials for our Annual Meeting.
On or about September 24, 2021, stockholders of record and beneficial owners of our Common Stock at the close of business on the Record Date will be sent a Notice instructing them as to how to receive their Proxy Materials via the Internet. The Proxy Materials will be available on the Internet as of September 24, 2021.
How can I electronically access the Proxy Materials?
Beginning September 24, 2021, you can access the Proxy Materials and vote your shares online at www.proxyvote.com. The Proxy Materials are also available on our own website (https:www.tilray.com).
How can I obtain a full set of printed Proxy Materials?
If you prefer to receive paper copies of the Proxy Materials and a proxy card, you may still do so. You may request printed materials by (i) calling 800-579-1639 ; (ii) sending an email to sendmaterial@proxyvote.com ; or (iii) logging onto www.proxyvote.com using the credentials provided on your Notice or proxy card.
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How many shares are eligible to be voted and how many shares are required to hold the Annual Meeting?
A quorum is required to hold the Annual Meeting and conduct business. The presence at the Annual Meeting, in person or by proxy, of stockholders representing the holders of one-third of the voting power of the outstanding shares of stock entitled to vote at the Annual Meeting as of the close of business on the Record Date, will constitute a quorum for purposes of holding and conducting business at the Annual Meeting. As of the Record Date, we had 460,432,582 shares of our Common Stock outstanding - each entitled to one vote at the Annual Meeting - meaning that 153,477,527 shares of Common Stock must be represented in person or by proxy to have a quorum. Our Common Stock is our only outstanding class of voting securities. For purposes of determining whether a quorum exists, broker non-votes and proxies received but marked “ABSTAIN” will be counted.
What am I voting on?
You are voting on proposals to:
•	elect the nine director nominees to our Board;
•	approve, the non-binding advisory resolution on the named executive officer compensation;
•	ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2022; and
•	consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
How does the Board recommend that I vote?
The Board recommends that you vote:
1.	FOR the election of each of the nine director nominees;
2.	FOR approving, the non-binding advisory resolution on the named executive officer compensation; and
3.	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2022.
How do I vote?
You may vote “For” all the nominees, “Withhold All” or you may “Withhold” your vote for any nominee to the Board you specify. For the non-binding advisory resolutions, you may vote “For” or “Against” or abstain from voting. For the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, you may vote “For” or “Against” or abstain from voting.
The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote by “virtually” attending the Annual Meeting (via the following link: www.virtualshareholdermeeting.com/TLRY2021), vote by proxy through the internet or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote even if you have already voted by proxy.
•	To vote by “virtually” attending the Annual Meeting, login to the link: www.virtualshareholdermeeting.com/ TLRY2021 , and follow the instructions provided.
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To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•
To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy cards. Your internet vote must be received by 11:59 PM, prevailing time, on November 21, 2021 to be counted.

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Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, these proxy materials along with a voting instruction form are being provided by that organization rather than Tilray. Follow the voting instructions in such instruction form to ensure that your vote is counted. To vote by “virtually” attending the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form.
If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote by completing your proxy card, through the internet or by “virtually” attending the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of both nominees for director, “For” the approval of the non-binding advisory resolution on the named executive officer compensation, and “For” the ratification of selection by the Audit Committee of the Board of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for its fiscal year ending May 31, 2022. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his best judgment.
What if I need assistance with voting or have questions regarding the Annual Meeting?
If you have technical difficulties accessing or using the virtual meeting site during the Annual Meeting, you should call the technical support number on the virtual meeting site. The virtual meeting site is supported on browsers (e.g., Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plug-ins. Each participant should ensure strong Wi-Fi or other internet connection.
What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
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How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted.
Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	The plurality of the votes of shares of the voting power present or represented by proxy. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected.	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)
Proposal No. 2: Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(3)	No(2)
Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of shares of the voting power present or represented by proxy	“FOR” “AGAINST” “ABSTAIN”	Will count as a vote “against”(4)	Yes(5)
(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.
(2)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(3)	A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.
(4)
Abstentions and votes withheld will not be included in the numerator (since they are not affirmative votes) but will be included in the denominator (since they are shares “entitled to vote”). Therefore, abstentions and votes withheld will have the effect of a vote “against” the proposal.

(5)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
What happens if I don’t specify how I want my shares voted on one or all of the proposals?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.
Can I change my vote or revoke my proxy after I have already voted or given my proxy?
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the proxy is voted at the Annual Meeting. To change your vote, you may:
•	mail a written notice “revoking” your earlier vote to Broadridge Financial Solutions, Inc. (Broadridge), 51 Mercedes Way, Edgewood, NY 11717;
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•	submit to Broadridge a properly completed and signed proxy card with a later date;
•	vote again telephonically or electronically (available until 11:59 p.m. Eastern Time on November 21, 2021); or
•	vote in person at the Annual Meeting; however, your virtual attendance at the Annual Meeting alone will not revoke your proxy.
Your last dated proxy, properly completed and timely received prior to, or vote cast at, the Annual Meeting will be counted.
If you own your shares in street name, please contact your broker or other intermediary for instructions on changing your vote or revoking your proxy.
Can I vote at the virtual meeting?
Yes. If you are the stockholder of record of the shares, you will have the opportunity to vote in person when you attend the virtual Annual Meeting online by visiting https://www.virtualshareholdermeeting.com/TLRY2021. In order to vote during the Annual Meeting, you will use the 16-digit control number included on the Notice, on your proxy card, or on your voting instruction form provided by your broker, bank or other nominee. However, since a beneficial owner holding shares in street name is not the stockholder of record, if you are such a beneficial owner of shares, you may not vote your shares in person at the virtual Annual Meeting unless you obtain a legal proxy from the broker or other intermediary that holds your shares giving you the right to vote the shares at the Annual Meeting. Please provide the legal proxy information once you log into the Annual Meeting.
Who will count the votes?
Broadridge has been engaged as our independent agent to tabulate stockholder votes and act as Inspector of Election for the meeting.
Is voting confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:
•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation and certification of votes; and
•	to facilitate a successful proxy solicitation.
Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.
What happens if the Annual Meeting is adjourned or postponed?
Your proxy will still be effective and will be voted at the adjourned or postponed Annual Meeting. You will still be able to change or revoke your proxy until it is voted, provided such new proxy or revocation is properly completed and timely received.
How can I find the results of the Annual Meeting?
We will report the final voting results on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting. The Form 8-K will be available on the SEC’s website, www.sec.gov, as well as on our own website, https://investor.wholeearthbrands.com/sec-filings.
Who is soliciting my vote pursuant to this Proxy Statement?
Our Board is soliciting your vote.
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Internet Availability of Proxy Materials
Under rules adopted by the SEC, we are furnishing Proxy Materials to our stockholders primarily via the Internet instead of mailing printed copies of those materials to each stockholder. On or about September 24, 2021, we will mail to our stockholders (other than those who previously requested electronic or paper delivery) an Important Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Materials, including our Proxy Statement and our Annual Report. The Notice also instructs stockholders on how to vote via the Internet.
This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources; however, if you would prefer to receive printed proxy materials and a proxy card, please follow the instructions included in the Notice and in this Proxy Statement. If you have previously elected to receive our proxy materials electronically, these materials will continue to be made available to you via email until you elect otherwise. If you have previously elected to receive printed proxy materials, you will continue to receive these materials and a proxy card in paper format until you elect otherwise.
Cautionary Statement Regarding Forward-Looking and Other Statements
This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “may,” “estimate,” “intend” and other similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this Proxy Statement can be found in our most recent Annual Report on Form 10-K filed with the SEC and in the Quarterly Reports on Form 10-Q that we have filed or will file hereafter under the heading “Risk Factors” and “Safe Harbor for Forward-Looking Statements.” The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.
This Proxy Statement contains statements regarding individual and Company performance objectives and targets. These objectives and targets are disclosed in the limited context of our compensation plans and programs and should not be understood to be statements of management’s future expectations or estimates of future results or other guidance. We specifically caution investors not to apply these statements to other contexts.
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PROPOSAL 1

ELECTION OF DIRECTORS
Summary
Tilray’s Board of Directors is divided into three classes. Each class consists of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
The Board presently has nine members and is divided into three classes (I, II, and III) of directors. In connection with the appointment of the director nominee for the Annual Meeting, see “How did the Board composition change as a result of the Business Combination?” above for additional details. If elected at the Annual Meeting, each of these nominees would serve until either the 2022, 2023 or 2024 annual meeting of our stockholders and until her or his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is the Company’s policy to invite directors and nominees for director to attend the Annual Meeting. All of our Board members, who were then current members of Tilray’s Board, attended our 2020 Annual Meeting of stockholders.
Each of the director nominees is willing and able to stand for election at the Annual Meeting, and we know of no reason why any of the nominees would be unable to serve as a director. Should such a situation arise, however, the Board may designate a substitute nominee or, alternatively, reduce the number of directors to be elected. If a substitute nominee is selected, the persons named as proxies will vote for that substitute nominee. Any vacancies not filled at the Annual Meeting may be filled by the Board.
Director Nominees
The biography of each of the nine director nominees is listed below and contains information regarding the person’s service as a director, business experience, public company director positions currently held or held at any time during the last five years, information regarding involvement in certain legal or administrative proceedings (if applicable), and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board to determine that the person should serve as a director in light of our business and structure. Each of the director nominees listed below exemplifies how our Board values professional experience in business, education, policy and governmental fields as well as strong moral character and diversity in terms of viewpoint as well as age, ethnicity and gender. Our Board believes that these strong backgrounds and sets of skills provide the Board, as a whole, with a strong foundation of technical expertise and a wealth of diverse experience in a wide variety of areas.
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Irwin D. Simon	Chairman President, and Chief Executive Officer

Director Since: May 2021 Age: 63 Committees: None	Other Public Company Boards: Mr. Simon is currently a director of Stagwell Inc. and Whole Earth Brands, Inc.
Executive Highlights:

Irwin D. Simon is Chairman, President and Chief Executive officer at Tilray, Inc. An executive with over 30 years of experience building industry-leading, disruptive consumer packaged goods companies from organic and natural foods, dietary supplements, personal care, and cannabis. Before Tilray, Mr. Simon transformed Aphria Inc. into a profitable global cannabis company with leading market share brands. Mr. Simon founded The Hain Celestial Group, Inc. (NASDAQ: HAIN), a leading organic and natural products company, in 1993. As Founder, President, Chief Executive Officer, and Chairman, he led Hain Celestial for more than 25 years and grew the business to $3 billion in net sales with operations in North America, Europe, Asia, and the Middle East, providing consumers with A Healthier Way of Life™. He is also the Executive Chairman of Whole Earth Brands, Inc. (NASDAQ: FREE), a global industry-leading platform focused on the “better for you” consumer packaged goods and ingredients space, and Presiding Director at Stagwell Inc. (formerly known as MDC Partners Inc.), a provider of marketing, activation and communications solutions and services.

Mr. Simon serves on the board of directors at Tulane University and the Board of Trustees at Poly Prep Country Day School. A true entrepreneur, Mr. Simon is also the majority owner of the Cape Breton Eagles, a Quebec Major Junior Hockey League team, and co-owner of St. John’s Edge of the National Basketball League of Canada.

Select Skills and Qualifications:

Executive and public company board leadership, entrepreneurship, extensive global consumer-packaged goods business and brand development experience, as well as in-depth knowledge of our industry.
Jodi Butts	Independent Director

Director Since: May 2021 Age: 49 Committees: Nominating & Governance Committee Member	Other Public Company Boards: Ms. Butts is currently a director of Canada Goose Holdings Inc.
Executive Highlights:

A lawyer by trade and an entrepreneur at heart, Jodi L.H. Butts is a mission-oriented executive with a strong track record in driving positive change and growth within leading organizations. Previously, Ms. Butts served as Chief Executive Officer of Rise Asset Development and Senior Vice-President of Operations and Redevelopment at Mount Sinai Hospital. Ms. Butts brings significant governance experience as she currently serves as an independent member of the Board of Directors of Canada Goose Inc.; a member of the Board of Directors of Dot Health; a member of the Board of Governors and Audit Committee of the University of Windsor; and Chair of the Walrus Foundation Board of Directors. She also holds several advisory roles including with Bayshore Home Healthcare and the Canadian Centre for the Purpose of the Corporation.

Select Skills and Qualifications:

Executive and public company board experience, entrepreneurship, operations and extensive corporate governance experience.
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David Clanachan	Independent Director

Director Since: May 2021 Age: 59 Committees: Audit Committee Member	Other Public Company Boards: Mr. Clanachan is not a director of any other public company board.
Executive Highlights:

David F. Clanachan is Commissioner of the Canadian Premier League, a post he has held since 2018. Mr. Clanachan was also the Chairman of Restaurant Brands International, Canada until 2018. He was named President and Chief Operating Officer of Tim Hortons in 2014, and had more than 35 years with the brand. Mr. Clanachan holds a Bachelor of Commerce degree from the University of Windsor. Mr. Clanachan brings to the Board significant experience in consumer products and services, as well as financial, international growth, and general management experience.

Select Skills and Qualifications:

Extensive consumer products and services, financial, international growth, and general management experience.
John M. Herhalt	Independent Director

Director Since: May 2021 Age: 64 Committees: Chair of the Audit Committee	Other Public Company Boards: Mr. Herhalt is not a director of any other public company board.
Executive Highlights:

John M. Herhalt is a FCPA (FCA) and a retired partner from KPMG and has over 42 years of experience. He has worked across several industry sectors including automotive manufacturing, consumer products, infrastructure, power and utilities, and the public sector. During his time with KPMG, Mr. Herhalt served as Canada’s national advisory leader, national public sector leader, and KPMG International’s global head of infrastructure, government, and health care sectors providing subject matter advice and support to various KPMG member firms and their clients on a variety of projects in the Americas, Europe, Middle East, and Asia. After retiring from KPMG, Mr. Herhalt has continued to provide management consulting services on a part-time basis and serves as a director on several boards.

Select Skills and Qualifications:

Extensive accounting, financial, governance, risk management and information systems audits, and global business experience.
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David Hopkinson	Independent Director

Director Since: May 2021 Age: 50 Committees: Nominating and Governance Committee & Compensation Committee	Other Public Company Boards: Mr. Hopkinson is not a director of any other public company board.
Executive Highlights:

An accomplished executive with more than 25 years of diverse sports industry experience, Mr. Hopkinson is Executive Vice President of Madison Square Garden Sports and President of Team Business Operations for MSG’s portfolio of teams which include the New York Knicks (NBA), New York Rangers (NHL) and esports businesses Counter Logic Gaming and Knicks Gaming. Prior to joining MSG Sports, David served as Global Head of Partnerships for Real Madrid Club de Futbol in Madrid, Spain from 2018 to 2020. Mr. Hopkinson spent over 20 years with Maple Leaf Sports and Entertainment (MLSE) in Toronto, Canada and in his last role with MLSE, he served as Chief Commercial Officer, responsible for all revenue generation across MLSE’s teams; the Toronto Maple Leafs (NHL), Toronto Raptors (NBA) and Toronto FC (MLS). David has served on the Chancellor’s Advisory Committee at McGill University in Montreal, Canada as well as the Board of Directors of Canada Basketball and Board of Directors of Canada’s Walk of Fame. In 2013, he was awarded the Queen Elizabeth II Diamond Jubilee Medal in recognition of his Service to Canada.

Select Skills and Qualifications:

Extensive operational, management and revenue generation experience.
Brendan Kennedy

Director Since: January 2018 Age: 49 Committees: N/A	Other Public Company Boards: Mr. Kennedy is not a director of any other public company board.
Executive Highlights:

Brendan Kennedy is the former CEO and Founder of Tilray, Inc. Mr. Kennedy brings over 10 years of pioneering experience building industry-leading companies at the forefront of the global cannabis industry. He is also the co-founder of Privateer Holdings, the world’s first private equity firm to invest exclusively in legal cannabis, which has raised $200+ million to build a global portfolio of leading cannabis businesses. Before his transformative role in the cannabis industry, Mr. Kennedy was a member of the founding team at SVB Analytics, a non-bank affiliate of Silicon Valley Bank, where he managed an international team that rendered valuation opinions for emerging growth technology, life science, and venture capital companies. He holds a B.A. from the University of California, Berkeley; an M.S. from the University of Washington; and an M.B.A. from the Yale School of Management.

Select Skills and Qualifications:

Executive and public company board leadership, entrepreneurship, global business, technology, product innovation and business development experience, as well as in-depth knowledge of our industry, through service as our Founder and former Chief Executive Officer and Chairman.

13

Thomas Looney	Independent Director

Director Since: May 2021 Age: 58 Committees: Audit Committee & Compensation Committee	Other Public Company Boards: Mr. Looney is not a director of any other public company board.
Executive Highlights:

Tom Looney is the former President of Diageo US Spirits & Canada. In this position Mr. Looney maintained full responsibility for the growth and development of the company’s spirits business in the United States & Canada including brands such as Smirnoff, Crown Royal, Baileys, Johnnie Walker, Captain Morgan, and Ketel One. Mr. Looney was also a member of Diageo’s North American Executive Team. Previously, Mr. Looney held the position of President, Diageo Beer Company overseeing US sales, finance, marketing, and innovation teams.

Select Skills and Qualifications:

Extensive innovation, sales, finance and marketing experience.
Renah Persofsky	Independent Director

Director Since: May 2021 Age: 63 Committees: Vice-Chair (Lead Director) and Chair of the Nominating and Governance Committee, Independent Director	Other Public Company Boards: Ms. Persofsky is currently a director of Hydrofarm Holdings Group, Inc. and Alkemy
Executive Highlights:

Renah Persofsky has over 40 years of business experience. She presently serves as the Board Chair for BookJane, an innovative technology platform that enhances the opportunity of the gig economy in the healthcare space, and as the executive Chair of Green Gruff, a dog wellness company that produces organic and sustainable dog supplements. Renah also serves on the board of Hydrofarm Holdings Group, Inc. America’s oldest and largest independent wholesaler and manufacturer of hydroponics equipment and grow lights. Recently, Renah was appointed to the board of Alkemy, the world’s first plastic mining company. She has been an executive consultant to many iconic Canadian brands including Tim Hortons, Canadian Tire, CIBC, Canada Post and Interac, and was an executive officer of the Bank of Montreal. Ms. Persofsky is a global leader in e-commerce and has co-chaired the Canadian Minister’s Advisory Committee on Electronic Commerce, as well as served as a special advisor to the Minister of Foreign Affairs and Trade.

Select Skills and Qualifications:

Public company board experience, extensive governance and management experience.
14

Walter Robb	Independent Director

Director Since: May 2021 Age: 67 Committees: Chair of the Compensation Committee & Audit Committee Member, Independent Director	Other Public Company Boards: Mr. Robb is currently a director of The Container Store Group Incorporated.
Executive Highlights:

Walter Robb is the former Co-Chief Executive Officer of Whole Foods Market and brings to Tilray a long and varied entrepreneurial history ranging from natural food retailer to farmer to consultant. Mr. Robb joined Whole Foods Market in 1991 and in 2010 was named co-Chief Executive Officer, at which time he joined the Whole Foods Market board of directors. He is a passionate advocate for greater food access in underserved communities and founded the Whole Kids Foundation during his tenure as Co-CEO. In 2017, Mr. Robb transitioned his leadership focus to mentoring and supporting the next generation of entrepreneurs through the creation of Stonewall Robb Advisors. Mr. Robb is an Executive in Residence at S2G Ventures and serves on the Board of Directors for Union Square Hospitality Group, The Container Store, FoodMaven, Hungry, HeatGenie and Apeel Sciences.

Select Skills and Qualifications:
Executive and public company board experience, and extensive entrepreneurship, management and governance experience.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE ELECTION OF EACH OF THESE NOMINEES FOR DIRECTOR.
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CORPORATE GOVERNANCE
Overview
To guide the operation and direction of the Board and its committees, our Board has established charters for its standing committees and our Code of Conduct to reflect our commitment to good corporate governance and to comply with Delaware law, the rules and listing standards of the Nasdaq, the rules and regulations of the SEC and other legal requirements. These materials are available on our website – https://ir.tilray.com/corporate-governance/governance-overview.
These materials are also available in print free of charge to stockholders, upon written request to Tilray, Inc., Investor Relations, 655 Madison Avenue, Suite 1900, New York, New York. Our Board believes that good corporate governance is fundamental to the overall success of our business. To that end, our Board evaluates our corporate governance practices in light of applicable changes in Delaware law, the rules and listing standards of the Nasdaq, the rules and regulations of the SEC, and the rules and regulations under the Internal Revenue Code of 1986, as amended (the “Code”), as well as best practices suggested by recognized governance authorities, and makes modifications to our corporate governance practices that it determines are warranted.
Independence of The Board of Directors
Our Board has determined that each of Ms. Renah Persofsky, Ms. Jodi Butts, Mr. David Clanachan, Mr. John M. Herhalt, Mr. David Hopkinson, Mr. Tom Looney and Mr. Walter Robb is independent under the listing rules of the Nasdaq Global Select Market.
Our Board has also determined that Mr. Simon and Mr. Kennedy are not independent under the listing rules of the Nasdaq Global Select Market.
Board Leadership Structure
Our Board is currently chaired by our President and Chief Executive Officer, Mr. Simon.
The Company believes that combining the positions of Chief Executive Officer and Board Chair helps to ensure that the Board and management act with a common purpose. In the Company’s view, separating the positions of Chief Executive Officer and Board Chair has the potential to give rise to divided leadership, which could interfere with good decision-making or weaken the Company’s ability to develop and implement strategy. Instead, the Company believes that combining the positions of Chief Executive Officer and Board Chair provides a single, clear chain of command to execute the Company’s strategic initiatives and business plans. In addition, the Company believes that a combined Chief Executive Officer/Board Chair is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. The Company also believes that it is advantageous to have a Board Chair with an extensive history with and knowledge of the Company (as is the case with the Company’s Chief Executive Officer) as compared to a relatively less informed independent Board Chair. In addition, the Board believes that it is best served by having a separate independent director (currently Ms. Persofsky) serve as the Company’s Vice Chair to facilitate strong communication and coordination between management and the independent members of the Board.
Role of the Board in Risk Oversight
One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
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With respect to cybersecurity risk oversight, our Board of Directors and our Audit Committee receive periodic reports from the appropriate managers on the primary cybersecurity risks facing the Company and the measures the Company is taking to mitigate such risks. In addition to these periodic reports, our Board of Directors and our Audit Committee receive updates from management as to changes to the Company’s cybersecurity risk profile or significant newly identified risks.
Meetings of The Board of Directors
The Board met 15 times during the 12-months ended May 31, 2021. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which she or he served or held during the portion of Fiscal Year 2021 for which she or he was a director or committee member.
Information Regarding Committees of the Board of Directors
The Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership as of May 31, 2021 and meeting information for Fiscal Year 2021 for each of the applicable Board committees.
Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Irwin D. Simon♦
Jodi Butts			*
David Clanachan	*
John M. Herhalt	+
David Hopkinson		*	*
Brendan Kennedy
Tom Looney	*	*
Renah Persofsky++	+
Walter Robb	*	+
Total meetings in Fiscal Year 2021	4	5	3
*	Committee Member
+	Committee Chair
++	Lead Director
♦	Chairman of the Board
Director Independence
Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of our Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board conducts an annual assessment of the independence of each member of our Board, taking into consideration all relationships between the Company and/or our officers, on the one hand, and each director on the other, including the director’s commercial, economic, charitable and family relationships, and such other criteria as our Board may determine from time to time.
Our Board has determined that each of Renah Persofsky, Jodi Butts, David Clanachan, John Herhalt, David Hopkinson, Tom Looney, and Walter Robb qualifies as “independent” as defined under the applicable Nasdaq rules.
The Board monitors its compliance with Nasdaq requirements for director independence on an ongoing basis, including through an annual review of director questionnaires and consideration of transactions and relationships between each director or any member of his or her immediate family and the Company as well as other relevant facts and circumstances. The Board and the Nominating and Corporate Governance Committee considered the
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directors’ responses to a questionnaire asking about their relationships with the Company (and their immediate family members’ relationships with the Company) and other potential conflicts of interest, as well as material provided by management related to transactions, relationships or arrangements between the Company and the directors or parties related to the directors.
Communications with the Board
Stockholders and other interested parties who wish to communicate directly with any member of our Board, or our non-management directors as a group, may do so by writing to the Board or Non-Management Directors. Historically, the Company has not provided a formal process related to stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. The Company believes its responsiveness to stockholder communications to the Board has been very good. The Board has authorized the office of our Legal Department to collect the information and investigate the matter as appropriate based on the nature of the matter. The Legal Department is required to promptly forward a copy of each complaint to the Audit Committee. The Legal Department also has the ability to bring the complaint to the attention of the Company’s full Board of Directors, Chief Executive Officer, Chief Financial Officer or any other party that the Legal Department deems necessary or appropriate. The Legal Department has the ability to investigate any such complaints and can hire outside advisors such as lawyers, accountants and auditors to conduct procedures under the direction of the Audit Committee.
The Board values the input of the stockholders who engaged with us on these important matters, and believes that the changes enhance stockholder rights, provide increased accountability of the Company and our Board to our stockholders, and give us an opportunity to further demonstrate our values and commitment to advancing diversity, equity and inclusion.
Related Party Transactions
The following is a summary of transactions for the fiscal year ended May 31, 2021 in which Tilray was a participant, in which:
•	the amount involved, exceeded or will exceed $120,000; and
•
any directors, executive officers or holders of more than 5% of capital stock of Tilray, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Leafly Holdings, Inc. (“Leafly”)
The Company has an agreement with Leafly providing for data licensing activities. During the year ended May 31, 2021, the operational expenses incurred in connection with Leafly were less than $120,000.
Docklight LLC (“Docklight”) royalty and management services
The Company pays Docklight a royalty fee pursuant to a brand licensing agreement which provides the Company with exclusive rights in Canada for the use of certain adult-use brands. During the year ended May 31, 2021 the royalty fees paid to Docklight were equal to $125,000.
Fluent and Cannfections
The Company has joint venture arrangements with a 50% ownership and voting interest in each of Fluent and Cannfections. See Note 13 (Interest in equity investees) in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2021 for additional details.
Related-Person Transactions Policy
In July 2018, Tilray adopted a formal written policy that Tilray’s executive officers, directors, key employees, holders of more than 5% of any class of Tilray’s voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related-party transaction with Tilray without the prior consent of Tilray’s Audit Committee, or other independent body of Tilray’s Board in the event it is inappropriate for Tilray’s Audit Committee to review such transaction due to a conflict of interest. Any request for Tilray to enter into a transaction with an executive officer, director, principal stockholder or any of their
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immediate family members or affiliates in which the amount involved exceeds $120,000 will be required to first be presented to Tilray’s Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, Tilray’s Audit Committee will consider the relevant facts and circumstances available and deemed relevant to Tilray’s Audit Committee, including, but not limited to, whether the transaction will be on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related-party’s interest in the transaction.
Code of Conduct
We maintain a Code of Conduct, which has been approved by our Board, to ensure that our directors, employees and officers, including our Chief Executive Officer and Chief Financial Officer, understand the basic principles that govern our corporate conduct. The Code of Conduct is available on our website - https://ir.tilray.com/corporate-governance/governance-overview.
A stockholder may request a copy of the Code of Conduct by contacting our Corporate Secretary at 655 Madison Avenue, Suite 1900, New York, New York.
Any waivers or substantive amendments of the Code of Conduct will be publicly disclosed.
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MEETINGS AND BOARD COMMITTEES
Board Meetings and Director Attendance
The Board met 15 times in the 12-months ended May 31, 2021. In 2021, each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board (held during the period for which he or she has been a director) and (2) the total number of meetings of all committees of our Board on which the director served (during the periods that he or she served).
Directors are expected to prepare for and use reasonable efforts to participate in all Board meetings and meetings of the committees on which they serve. The Board and each committee will meet as frequently as necessary to properly discharge their responsibilities, provided that the full Board will meet at least four times per year. In addition, directors are expected to use reasonable efforts to attend the Annual Meeting of Stockholders.
In addition, non-employee directors frequently meet in executive sessions without management in conjunction with each regularly scheduled Board meeting. The Company’s Vice Chair has the primary responsibility to preside over these sessions of the Board. The current Vice Chair is Renah Persofsky.
Committees of the Board
Our Board currently has standing Audit, Compensation and Nominating and Corporate Governance Committees. All of the members of these committee meet the applicable independence requirements of the Nasdaq and the SEC. Our Board has the ability to establish special committees, if necessary.
Each of our standing committees is governed by a written charter, which is subject to annual review by each respective committee and approval by the Board. Committee charters are available on our website https://ir.tilray.com/corporate-governance/governance-overview.
Board Committee Membership
As of May 31, 2021, our committee membership was as follows:
Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Irwin D. Simon ♦
Jodi Buttts			*
David Clanachan	*
John M. Herhalt	+
David Hopkinson		*	*
Brendan Kennedy
Tom Looney	*	*
Renah Persofsky++			+
Walter Robb	*	+
*	Committee Member
+	Committee Chair
++	Lead Director
♦	Chairman of the Board
Audit Committee
Our Audit Committee met 11 times in the 12-months ended May 31, 2021. Our Audit Committee currently consists of Messrs. Clanachan, Herhalt, Looney and Robb, with Mr. Herhalt serving as the Chair. Our Board has determined each member of our Audit Committee to be independent under the listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chairperson of our Audit Committee is Mr. Herhalt. Our Board has determined that each of John Herhalt and Walter Robb is an “Audit Committee financial expert” within the meaning of SEC regulations. Our Board has also determined that each member of our Audit Committee has the requisite
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financial expertise required under the applicable requirements of Nasdaq. In arriving at this determination, the Board has examined each Audit Committee member’s scope of experience and the nature of their current and prior employment. . The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at https://ir.tilray.com/.
The primary purpose of the Audit Committee is to discharge the responsibilities of our Board with respect to our accounting, financial and other reporting and internal control practices and to oversee our independent registered accounting firm. Specific responsibilities of our Audit Committee include:
•	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•	helping to ensure the independence and performance of the independent registered public accounting firm;
•
discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent accountants, our interim and year-end operating results;

•	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•	reviewing our policies on financial risk assessment and risk management;
•	reviewing related-party transactions;
•
obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes their internal quality-control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and

•	approving (or, as permitted, pre-approving) all audit and all permissible non-audit service to be performed by the independent registered public accounting firm.
The Audit Committee Report can be found on page 54 of this Proxy Statement.
Compensation Committee
Our Compensation Committee met 8 times in the 12-months ended May 31, 2021. Our Compensation Committee is comprised of Messrs. Hopkinson, Looney and Robb, with Mr. Robb, serving as chair. We have affirmatively determined that each member of the Compensation Committee qualifies as independent under Nasdaq rules, including the additional independence standards for members of a Compensation Committee, and that each qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Code.
The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at https://ir.tilray.com/.
The primary purpose of our Compensation Committee is to discharge the responsibilities of our Board to oversee our compensation policies, plans and programs and to review and determine the level of compensation to be paid to our executive officers and other senior management, as appropriate. Specific responsibilities of our Compensation Committee include:
•	reviewing and approving, or recommending to our Board for approval the compensation of our executive officers;
•	reviewing and approving, or recommending to our Board for approval the terms of compensatory arrangements with our executive officers;
•	administering our stock and equity incentive plans;
•	selecting compensation advisors and assessing whether there are any conflicts of interest with any of the committee’s compensation advisors;
•
reviewing and approving, or recommending to our Board for approval of the incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management, as appropriate;

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•	reviewing and establishing general policies relating to compensation and benefits of our employees; and
•	reviewing our overall compensation philosophy.
Compensation Committee Process and Procedures
Typically, the Compensation Committee meets at least semiannually and with greater frequency if necessary and appropriate. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with management.
From time to time, various members of management and other employees as well as external advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in-camera, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation advisors and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties.
The Compensation Committee has direct responsibility for the oversight of the work of external advisors engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, external compensation advisors to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, an external compensation advisor, legal counsel or other advisor to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
Pursuant to its charter, the Compensation Committee has sole authority to retain or obtain advice from any compensation consultant, legal counsel or other advisor, as the Compensation Committee deems appropriate to assist the Committee in the performance of its duties, including the sole authority to approve the compensation and other terms and conditions of retention. Semler Brossy Consulting Group (“Semler Brossy”) served as the Compensation Committee’s independent compensation consultant in 2021. The Compensation Committee retained Semler Brossy to assist with the development of a peer group against which to evaluate our executive compensation levels and our proposed equity compensation program. Semler Brossy provided advice or assistance only with respect to executive compensation. For additional information regarding the services provided by Semler Brossy, please see the Compensation Discussion & Analysis section.
In 2021, Semler Brossy and its affiliates did not provide additional services to the Company other than at the request of the Compensation Committee. The Compensation Committee determined that Semler Brossy is independent, and there is no conflict of interest resulting from retaining Semler Brossy during 2021. In reaching these conclusions, the Compensation Committee considered the factors set forth in the SEC rules and the Nasdaq listing standards.
The Compensation Committee Report can be found on page 39 of this Proxy Statement.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee met 5 times in the 12-months ended May 31, 2021. Our Nominating and Corporate Governance Committee is comprised of Ms. Butts, Ms. Persofsky and Mr. Hopkinson, with Ms. Persofsky serving as Chair. We have affirmatively determined that each member of the Nominating and Corporate Governance Committee qualifies as independent under Nasdaq rules. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website at https://ir.tilray.com/.
Specific responsibilities of our Nominating and Corporate Governance Committee include:
•	reviewing and recommending to our Board for approval the compensation of our directors;
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•	reviewing periodically and evaluating director performance on our Board and its applicable committees and recommending to our Board and management areas for improvement;
•	interviewing, evaluating, nominating and recommending individuals for membership on our Board;
•	reviewing developments in corporate governance practices;
•	overseeing and reviewing our processes and procedures to provide information to our Board and its committees;
•	reviewing and recommending to our Board any amendments to our corporate governance policies; and
•	reviewing and assessing, at least annually, the performance of the Nominating and Corporate Governance Committee and the adequacy of its charter.
The Board believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Board retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.
In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee, if it deems appropriate, will use a professional search firm to compile a list of potential candidates. The Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 655 Madison Avenue 19th Floor New York, New York 10065. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of the Company’s stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.
Compensation Committee Interlocks and Insider Participation
There were no Compensation Committee interlocks in respect of the fiscal year ended May 31, 2021.
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DIRECTOR COMPENSATION
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
Our non-employee directors are entitled to receive compensation for their service consisting of annual cash retainers and equity awards, as described below. Our Board may revise the policy as it deems necessary or appropriate. On June 21, 2021, following the Business Combination and in connection with the appointment of the new non-employee directors, the Compensation Committee revised the non-employee director compensation policy.
Cash Compensation. Effective May 1, 2021, all non-employee directors are entitled to receive the following annual cash compensation:
Board of Directors	$120,000
Chair of committee:
Audit	$20,000
Compensation	$20,000
Nominating and Corporate Governance	$20,000
Lead Independent Director:	$90,000
Equity Compensation. On June 21, 2021, all non-employee directors were granted a one-time equity award equal to $200,000 in RSUs in connection with their initial election or appointment to the Board as a non-employee director, subject to three (3) year equal and ratable vesting, assuming continued Board service for such period. In addition, each director is granted an annual RSU grant for Class 2 Common Stock with a total value of $200,000, subject to 100% “cliff” vesting on the earlier of the (i) one (1) year anniversary of such grant date or (ii) next annual stockholder meeting, assuming continued Board service for such period. No equity awards were granted during Fiscal Year 2021.
DIRECTOR COMPENSATION FOR FISCAL YEAR 2021
The following table sets forth information regarding compensation earned by or paid to our non-employee directors during 2021.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Former Directors
Michael Auerbach(1)	13,333	—	13,333
Rebekah Dopp(1)	27,333	—	27,333
Soren Schroder(1)	25,833	—	25,833
Christine St.Clare(1)	27,500	—	27,500
Current Directors
Jodi Butts(2)	10,000	—	10,000
David F. Clanachan(2)	10,000	—	10,000
John M. Herhalt(2)	11,667	—	11,667
David Hopkinson	10,000	—	10,000
Brendan Kennedy	10,000	—	10,000
Thomas Looney	10,000	—	10,000
Renah Persofsky(2)	19,167	—	19,167
Walter Robb	11,667	—	11,667
(1)	Each of Michael Auerbach, Rebekah Dopp, Soren Schroder and Christine St.Clare resigned as members of the Board effective April 30, 2021.
(2)	The fees have been converted into USD with an exchange rate of $0.8283 (USD) to $1.0000 (CAD).
(3)	The table below lists the aggregate number of shares subject to outstanding equity awards held by each of our non-employee directors.
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Name	Number of shares Subject to Outstanding Options as of May 31, 2021	Number of shares Underlying RSUs as of May 31, 2021
Former Directors
Michael Auerbach(1)	347,403	—
Rebekah Dopp(1)	—	—
Soren Schroder(1)	—	—
Christine St.Clare(1)	—	—
Current Directors
Jodi Butts	—	33,276
David F. Clanachan	—	—
John M. Herhalt	—	51,414
David Hopkinson	—	42,751
Brendan Kennedy	2,762,954	—
Thomas Looney	—	51,414
Renah Persofsky	30,710	60,192
Walter Robb	—	42,751
(1)
Each of Michael Auerbach, Rebekah Dopp, Soren Schroder and Christine St.Clare (the “Former Directors”) resigned from the Board and from all committees of the Board of which such individual was a member, effective as of the Effective Time of the Business Combination. In connection with the change of control of Tilray, the Board accelerated the vesting of all unvested equity awards granted to the Former Directors. As of May 31, 2021, no RSU awards remained outstanding for the Former Directors.

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CERTAIN BENEFICIAL OWNERSHIP MATTERS
Security Ownership of Principal Stockholders
The following table sets forth information with respect to the beneficial ownership of our capital stock as of September 15, 2021, by:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our executive officers and directors as a group.
The percentage of shares beneficially owned shown in the table is based on shares of Common Stock outstanding as of September 15, 2021. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including stock options or warrants that are exercisable within 60 days of September 15, 2021 or restricted stock units that will vest within 60 days of September 15, 2021. Our shares of Common Stock issuable pursuant to stock options, warrants or restricted stock units are deemed outstanding for computing the percentage of the person holding such options and the percentage of any group of which the person is a member but are not deemed outstanding for computing the percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) and 13(g) of the Securities Act.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Tilray, Inc., 655 Madison Avenue, 19th Floor, New York, NY 10065.
	Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percent
Greater than 5% stockholders:	N/A	N/A
Directors and Named Executive Officers:
Irwin D. Simon(1)	1,584,483	*
Renah Persofsky(2)	106,541	*
Jodi Butts(3)	33,276	*
David Clanachan	—	—
John M. Herhalt(4)	51,414	*
David Hopkinson(5)	42,751	*
Brendan Kennedy(6)	10,859,302	2.36%
Tom Looney(7)	52,042	*
Walter Robb(8)	46,491	*
Carl Merton(9)	282,306	*
Denise Faltischek(10)	324,936	*
Jim Meiers(11)	239,346	*
All current executive officers and directors as a group (12 individuals)(12)	13,623,338	2.96%
*	Represents less than one percent of the outstanding Common Stock.
(1)	Represents (a) 722,596 shares of Common Stock held directly by Mr. Simon and (b) 861,887 shares underlying options to purchase shares of Common Stock held directly by Mr. Simon.
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(2)
Represents (a) 15,639 shares of Common Stock held directly by Ms. Persofsky, (b) 30,710 shares underlying options to purchase shares of Common Stock held directly by Ms. Persofsky that have fully vested, (c) 664 shares of Common Stock issuable pursuant to restricted stock units held directly by Ms. Persofsky that have fully vested, and (d) 59,528 restricted (deferred) stock units that have fully vested, which will convert into an equivalent number of shares of Common Stock when Ms. Persofsky ceases to serve as a director of the Company.

(3)
Represents 33,276 restricted (deferred) stock units that have fully vested, which will convert into an equivalent number of shares of Common Stock when Ms. Butts ceases to serve as a director of the Company.

(4)
Represents (a) 6,225 shares of Common Stock issuable pursuant to restricted stock units held directly by Mr. Herhalt that have fully vested and (b) 45,189 restricted (deferred) stock units that have fully vested, which will convert into an equivalent number of shares of Common Stock when Mr. Herhalt ceases to serve as a director of the Company.

(5)
Represents 42,751 restricted (deferred) stock units that have fully vested, which will convert into an equivalent number of shares of Common Stock when Mr. Hopkinson ceases to serve as a director of the Company.

(6)
Represents (a) 7,974,196 shares of Common Stock held directly by Mr. Kennedy, (b) 2,650,166 shares of Common Stock that are issuable upon the exercise of options held directly by Mr. Kennedy and (c) 234,940 shares of Common Stock held directly by a limited liability company, of which Mr. Kennedy is the sole member and has sole voting and investment power decisions as it relates to such limited liability company.

(7)
Represents (a) 628 shares of Common Stock held directly by Mr. Looney, (b) 6,225 shares of Common Stock issuable pursuant to restricted stock units held directly by Mr. Looney that have fully vested and (c) 45,189 restricted (deferred) stock units that have fully vested, which will convert into an equivalent number of shares of Common Stock when Mr. Looney ceases to serve as a director of the Company.

(8)
Represents (a) 4,190 shares of Common Stock held directly by Mr. Robb and (b) 42,751 restricted (deferred) stock units that have fully vested, which will convert into an equivalent number of shares of Common Stock when Mr. Robb ceases to serve as a director of the Company.

(9)
Represents (a) 220,207 shares of Common Stock held directly by Mr. Merton, (b) 43,839 shares of Common Stock issuable pursuant to restricted stock units held directly by Mr. Merton that have fully vested and (c) 18,260 restricted (deferred) stock units that have fully vested, which will convert into an equivalent number of shares of Common Stock when Mr. Merton ceases to serve as an officer of the Company.

(10)
Represents (a) 75,936 shares of Common Stock held directly by Ms. Faltischek and (b) 249,000 shares of Common Stock that are issuable upon the exercise of options held directly by Ms. Faltischek that have fully vested.

(11)	Represents (a) 73,363 shares of Common Stock held directly by Mr. Meiers and (b) 165,983 shares of Common Stock issuable upon the exercise of options held directly by Mr. Meiers.
(12)
Represents (a) 9,321,695 shares of Common Stock, (b) 3,957,746 shares of Common Stock that are issuable upon the exercise of options, (c) 56,953 shares of Common Stock issuable pursuant to restricted stock units and (d) 286,944 shares underlying restricted (deferred) stock units.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors, executive officers and persons beneficially holding more than 10% of our Common Stock to file with the SEC reports of their ownership of our Common Stock and any changes in that ownership. To our knowledge, all of these filing requirements were timely satisfied in Fiscal Year 2021. In making this statement, we have relied upon the written representations of our directors and executive officers and copies of reports that have been filed with the SEC.
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COMPENSATION DISCUSSION & ANALYSIS
This compensation discussion and analysis (“CD&A”) describes our executive compensation philosophy and objectives and the decisions of the Compensation Committee from January 1, 2021 through May 31, 2021 (the “Fiscal Year 2021”) including actions taken by the Compensation Committee following completion of the Business Combination, which closed on April 30, 2021 (the “Effective Time”). It also focuses on the Company’s compensation programs following completion of the Business Combination and the current and anticipated compensation programs of the Company following its merger with Aphria (the Company after completion of the Business Combination is referred to throughout this CD&A as “New Tilray”). The purpose of the CD&A is to provide stockholders with an understanding of the Company’s compensation philosophy and objective as well as an overview of the analysis that the Compensation Committee performed in setting New Tilray’s executive compensation.
Because New Tilray was the legal acquirer of Aphria, the compensation of Former Executives (as defined below) of Tilray for periods prior to the Business Combination is discussed and analyzed. The compensation of New Tilray Leadership (as defined below) is also discussed and analyzed for periods subsequent to the Effective Time. In addition, we provide a discussion and analysis of the New Tilray executive compensation programs going forward, which reflect the decisions made by New Tilray’s Compensation Committee.
Identification of Named Executive Officers
Our named executive officers (“NEOs”), consist of all persons, including before and after completion of the Business Combination, who served as (i) our Chief Executive Officer or Chief Financial Officer from the Fiscal Year 2021; (ii) the next three most highly compensated executive officers who were serving as of May 31, 2021; and (iii) two additional individuals for whom disclosure would have been made but for the fact that the individual was not serving as an executive officer of the Company on May 31, 2021. We experienced a number of leadership transitions in the Fiscal Year 2021 due to the Business Combination, as more fully described in this CD&A below, and therefore the following eight current and former executive officers are our NEOs for the Fiscal Year 2021:
Current Tilray Executive Officers as of May 1, 2021 (the “New Tilray Leadership”)
Name	Position
Irwin Simon	President, Chief Executive Officer and Chairman of the Board
Carl Merton	Chief Financial Officer
Denise Faltischek	Head of International and Chief Strategy Officer
James Meiers	Head of Canada
Former Tilray Executive Officers (the “Former Executives”)
Brendan Kennedy	President and Chief Executive Officer (through April 30, 2021)(1)
Michael Kruteck	Chief Financial Officer (through April 30, 2021)
Jon Levin	Chief Operating Officer (through April 30, 2021)
Andrew Pucher	Chief Corporate Development Officer (through March 31, 2021)
(1)	Mr. Kennedy became a non-employee director effective May 1, 2021.
Recent Leadership Developments in Fiscal Year 2021
During the Fiscal Year 2021, the Company announced a number of changes to our leadership team.
Effective May 1, 2021, Irwin Simon became our President, Chief Executive Officer and Chairman of the Board of Directors of the Company (the “Board”) following the resignation of our former President and Chief Executive Officer, Brendan Kennedy.
Andrew Pucher, Jon Levin and Michael Kruteck separated from the Company, effective March 31, 2021, April 30, 2021 and May 6, 2021, respectively. Each of their respective roles was assumed by other executives within the Company (including the New Tilray Leadership), reflecting the Board’s commitment to succession planning. See “Potential Payments Upon Termination or Change of Control” following this CD&A for more information concerning the separation payments and benefits paid or payable to Messrs. Pucher, Kruteck and Levin.
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Additionally, during the Fiscal Year 2021, seven new independent directors were elected to the Board. The Board’s standing committees were also re-constituted during the Fiscal Year 2021, and the Board elected new independent Chairs for the Audit, Compensation, and the Nominating and Governance Committees. Mr. Kennedy became a non-employee director of New Tilray following the closing of the Business Combination.
In 2020, the Company did not engage any independent compensation consultant to assist in executive compensation determinations. In preparation for the consummation of the Business Combination which resulted in a reverse acquisition of Tilray by Aphria, the Aphria Compensation Committee consulted with a new independent compensation consultant, Semler Brossy Consulting Group (“Semler Brossy”), beginning in March 2021. Semler Brossy provided advisory services to the Compensation Committee after the Effective Time. The Compensation Committee assessed the independence of Semler Brossy prior to its engagement and determined that its work for the Compensation Committee would not raise any conflict of interest. See “Role of Compensation Consultant” for additional detail regarding Semler Brossy’s role.
Executive Compensation Program
The Compensation Committee of our Board has the primary responsibility for establishing our executive compensation philosophy and determining the specific components and levels of each NEO’s compensation. Our compensation program is designed to provide our NEOs with meaningful incentives and rewards, while effectively balancing the short-term and long-term interests of our stockholders with our ability to attract and retain talented executives. Our compensation approach is tied to our key strategic initiatives following the Business Combination and anticipated growth and the current performance goals are set with the objectives of increasing our revenues and EBITDA; increasing our market share in applicable geographic regions; and advancing our product development, thereby, increasing stockholder value. Our executive compensation program is based on four guiding principles. We have created a compensation program that combines short-term and long-term components, cash, equity, fixed and performance-based contingent payments, in the proportions that we believe achieve these four guiding principles:
•	enhance stockholder value by aligning the financial interests of our NEOs with those of our stockholders;
•	enable us to attract, motivate and retain the people needed to support our long-term goal of being an industry leader;
•	integrate compensation closely with the achievement of our business and performance objectives; and
•	reward the individual performance that contributes to our short-term and long-term successes.
An important element of our compensation philosophy is to provide our NEOs with compensation packages that are competitive with the compensation offered to executives in comparable positions in cannabis, biotech/pharmaceuticals, and consumer-packaged goods companies of similar size and operating in similar geographies in order to attract dynamic and innovative executives to lead our strategic initiatives. As such, the Compensation Committee utilizes and relies significantly on a competitive market analysis when determining the size, components and mix of our NEOs’ compensation packages.
Background Regarding Business Combination and Compensation Matters
In December 2020, the Company and Aphria entered into the Arrangement Agreement; the transactions which were contemplated in the Business Combination Agreement were consummated on April 30, 2021. During this transition period, the Compensation Committee (prior to the time it was re-constituted) did not set any incentive or compensation targets for those executives who were terminated or changed roles in connection with the Business Combination. The separation terms of the Former Executives are described below.
With respect to the New Tilray Leadership at the Effective Time, their existing employment agreements with Aphria were assumed and continued in effect until new, superseding employment agreements, which are described below, were entered into in July 2021.
Pursuant to the terms of the Business Combination, all outstanding equity awards under the Aphria Omnibus Long-Term Incentive Plan immediately prior to the Effective Time were assumed and exchanged into either an option to acquire a number of shares of Company Class 2 Common Stock (“Option”) or a right pursuant to a restricted stock unit or a deferred stock unit to receive shares of Company Class 2 Common Stock upon settlement (“RSU”), as applicable, equal to the product of (x) the number of Aphria shares subject to such Option or RSU immediately prior to the Effective Time multiplied by (y) 0.8300 (the “Exchange Ratio”), for a total of 6,461,092
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shares of Class 2 Common Stock (the “Exchanged Awards”). The Options have a per share exercise price equal to (A) the per share exercise price applicable to such option prior to the Effective Time divided by the Exchange Ratio. In addition, in its discretion, the Compensation Committee determined that in order to align the treatment of outstanding Tilray equity awards held by the Former Executives, which were fully accelerated as a result of the Business Combination, assumed and exchanged awards held by the Tilray New Leadership were accelerated in August 2021.
Following the Business Combination, the Company’s annual compensation consists of the following principal components: (a) base salary, (b) eligibility for an annual cash incentive payment and (c) long-term equity incentive compensation.
Role of Compensation Consultant
In March 2021, the Aphria Compensation Committee, in preparation for compensation matters that might need to be considered as a result of the Business Combination, engaged Semler Brossy to complete a comprehensive review of the Company’s executive compensation peer group and pay levels and aid in the transition of our compensation programs for New Tilray following the completion of the Business Combination. In May 2021, the Compensation Committee appointed Semler Brossy to advise on executive compensation matters given its expertise in the cannabis and biotechnology industry and its knowledge on our peer companies. Semler Brossy has continued to provide advice on our compensation programs and practices and our executive compensation decisions.
The total fees paid to Semler Brossy for the Fiscal Year 2021 were $281,267. During the Fiscal Year 2021, the Compensation Committee reviewed the fees provided to Semler Brossy relative to its revenue, services provided by Semler Brossy to the Company, the relationships between Semler Brossy and its consultants and the Company and its executives, and other factors relating to Semler Brossy’s independence, and concluded that Semler Brossy is independent within the meaning of Nasdaq rules and that its engagement did not present any conflict of interest.
Semler Brossy’s compensation advisory services included the following:
•	an assessment of our executive compensation philosophy and plan structures and objectives;
•	the development of a peer group of companies for compensation comparison purposes;
•
a review of considerations and market practices related to short-term cash incentive plans and a review of long-term equity and other incentive trends in the cannabis, biotechnology, and consumer-packaged goods industries;

•	the collection of competitive compensation levels for each of our executive positions;
•	an assessment of our executives’ base salaries, cash bonuses, and equity compensation levels;
•	a review of our equity compensation strategy, including the development of award guidelines; and
•	a review of board of director compensation market practices among biopharmaceutical companies of comparable size and/or stage.
All other analyses related to executive compensation for the Fiscal Year 2021 were conducted internally. Internal analyses included gathering and analyzing data and reviewing and advising on principal aspects of executive compensation. Base salaries, equity awards, and bonuses for executive officers were among the items reviewed based on market data provided by Semler Brossy.
Establishing Market-Competitive Pay Levels For New Tilray
Semler Brossy’s review allowed the Compensation Committee to evaluate both the overall fairness and effectiveness of the Company’s approach to executive compensation and, the need to adjust the critical elements of the executive compensation package (i.e., base salary, short-term and long-term incentives).
Semler Brossy completed their initial assessment of the peer group analysis and the executive compensation program between March and June 2021and provided its respective recommendations to the Compensation Committee at those times. The Compensation Committee intends to continue to assess the Company’s executive and director compensation programs through the market analysis and other services provided by Semler Brossy.
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The Compensation Committee reviews and approves all compensation decisions relating to our executives, including our NEOs, and oversees and administers our executive compensation programs and initiatives. Our compensation program is designed to attract and retain talented employees, to motivate them to achieve our key financial, operational, and strategic goals, and to reward them for superior performance. Assuming we continue to meet our corporate, operational and research milestones, add to our senior management team, and progress toward commercialization of additional products, we expect that the overall philosophy and the specific direction, emphasis, and various components of our executive compensation program will evolve. Following completion of the Business Combination, the objectives of the compensation program included:
•	a program structure to attract, motivate and retain a highly qualified executive management team.
•
linking executive compensation to key corporate objectives, including near-term product development and business development goals, as well as to define individual management objectives established by the Compensation Committee;

•	compensate competitively with the practices of similarly staged and situated biopharmaceutical companies; and
•	create management incentives designed to enhance stockholder value.
Peer Group Composition
In consultation with Semler Brossy, the review of the Fiscal Year 2021 peer group appropriately balanced the following four relevant spectrums:
1.
Industry: Focus was given to companies in the cannabis industry as this best represents the main customer, labor and capital markets in which Tilray competes; however, given Tilray is larger than other cannabis companies, it was important to assess other industries as well.

•	Broader biotechnology / pharmaceuticals companies were included because they are similar to Tilray’s medical cannabis business in many respects.
•
Companies in the consumer-packaged goods industry were also considered due to Tilray’s consumer-product based business model, and in connection with the Business Combination, Tilray’s expansion of products and services in the brewery and distillery industry.

•
Because the Company’s operations span multiple industries, the Committee also believes that a consistent approach across the breadth of the Company’s operations with respect to features of our overall executive compensation structure is best achieved by reference to a group of general industry peers that is broader than the cannabis, biotechnology, and consumer-packaged goods industry peers.

2.	Size: Company size is a strong indicator of organizational complexity and drives scope of accountability.
•
Given the anticipated growth of Tilray following the Business Combination and the cannabis sector overall, a wider financial lens was applied by Semler Brossy and revenue was the primary indicator of size. Total assets and market capitalization were used as secondary reference points.

3.	Operations: As Tilray is an established international operator in the cannabis industry, focus was given to companies that are based in North America and have international operations.
4.	Location: The regions or countries where Tilray competes for talent. Our approach proposes to focus the executive compensation analysis primarily to Canadian and U.S.-based companies.
•
Since Tilray is U.S.-based with Canadian and U.S.-sourced executives, the Canadian and U.S. markets are both relevant sources of data. Should other markets become relevant in the future, consideration will be given to including companies from those geographies in Tilray’s peer group.

It was important to the Compensation Committee that the peer group reflect high revenue growth companies. The Compensation Committee engaged Semler Brossy in March 2021 to compare broader industry pay practices for similarly sized public, cannabis and biotechnology companies with revenue from $473 million at the 25th percentile to $1.734 billion at the 75% percentile and a market cap > $2.5 billion to $50 billion.
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The ultimate outcome of this peer group review with Semler Brossy’s assistance and guidance was the creation of the following 18-company peer group in Spring 2021 for purposes of determining the compensation arrangements for the New Tilray Leadership:
Cannabis Companies Canopy Growth Corporation Curaleaf Holdings, Inc.	Cresco Labs, Inc. Green Thumb Industries, Inc.	GW Pharmaceuticals plc Trulieve Cannabis Corp.
Biotechnology/Pharmaceutical/Technology Companies Catalent, Inc. DocuSign, Inc.	Etsy, Inc. Incyte Corporation	Neurocrine Biosciences, Inc. Unity Software Inc.
Consumer Packaged Goods/Alcohol Companies Beyond Meat Constellation Brands, Inc.	Monster Beverage National Beverage	The Boston Beer Company, Inc. The Simply Good Food Co.
As the cannabis industry and our business evolves and matures, the Compensation Committee will continue to evaluate the appropriateness of each peer annually and make any necessary changes.
Elements of Compensation and 2021 Determinations for New Tilray Leadership
Our executive compensation program has historically consisted of three principal components: base salary, annual cash incentive payments (together with base salary, “total cash compensation”), and long-term equity incentive compensation. The long-term equity incentive compensation has consisted primarily of restricted stock units, and historically stock options, which vest over time if the executive remains employed with the Company. We also provide our NEOs with certain other benefits including severance and change-of-control benefits, the ability to participate in our 401(k) plan and other employee benefit plans that are generally available to all other eligible employees.
In reviewing our senior executive compensation, the Compensation Committee considers data regarding the competitive market for senior executive talent. For Fiscal Year 2021, at the Compensation Committee’s request, Semler Brossy provided a competitive assessment of the compensation practices at companies with which the Company competes for senior executive talent. The 2021 assessment included information regarding total compensation packages at companies engaged in similar business activities (cannabis industry peers) and, for more general reference, an index of total compensation packages at other applicable primarily publicly-traded U.S. companies (general industry), all as described above. Relevant comparisons among executives at these companies are identified and are then compared to the comparable executive at Tilray.
The Compensation Committee does not evaluate total compensation amounts for any senior executive based on a specific benchmark or percentile positioning. Rather, the Compensation Committee considers the compensation levels from the competitive assessment as one factor in determining the total compensation amount for each senior executive. For senior executives other than our President and CEO, Mr. Simon, the 2021 assessment considered multiple reference points of relevant market data; and for Mr. Simon, the Committee considered the full range of market data from our industry and similarly sized peers. In addition to market data, the Compensation Committee considered numerous other factors when making pay decisions, including individual and Company performance, the scope of each individual’s responsibility and his or her length of time in the role.
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Key Components of New Tilray Compensation Plan
Compensation Element	Primary Purpose		Performance Period		Details
Cash Compensation
Base Salary	•	Fixed annual compensation for ongoing services performed, executive tenure, and role	•	Ongoing	•	Provided in cash each pay period. Intended to be competitive in marketplace and to retain key employees
	•	Continuity
Annual Performance-based Bonus	•	Reinforce and drive short-term priorities and business results	•	1 year	•	Target award based on a percentage of salary; limited to 100% of base salary for senior executives (except for the CEO whose percentages range from 200% to 350% of salary)
	•	Recognize and reward corporate, and business, and individual performance			•	Incentivizes and rewards the achievement of predetermined corporate and business short-term objectives that are aligned with our strategic plan as well as individual performance
Equity Award Compensation
Initial 2021 Staking Grants (as described below)	•	Reinforce and drive long-term stockholder value	•	Generally, 3 years	•	The Compensation Committee issued grants to the NEOs in July 2021 that include both time and performance based vesting terms and conditions
	•	At risk equity awards based on achievement of Company’s financial performance and stock price appreciation
Annual Long-term incentives (RSUs)	•	Reinforce and drive long-term stockholder value	•	2 years	•
Initial and annual grants of LTIP RSUs: The grant value is based on applicable market-driven metrics level and percentage of salary with 50% of the shares vesting one year from the vesting commencement date and the remaining 50% of the shares vesting on the second anniversary of the grant date.

	•	Retention of key employees during applicable performance periods
Risk Management Considerations
The Compensation Committee believes that the following features of performance-based bonus and equity programs appropriately incentivize the creation of long-term shareholder value while discouraging behavior that could lead to excessive risk:
•
Financial Performance Measures. The financial metrics used to determine the amount of an executive’s bonus are measures the Committee believes drive long-term shareholder value. The ranges set for these measures are intended to reward success without encouraging excessive risk-taking.

•
No Hedging or Pledging. The Company’s insider trading compliance program prohibits members of the Board of Directors, NEOs and all other employees subject to the Company’s insider trading compliance program from entering into any transaction designed to hedge, or having the effect of hedging, the economic risk of owning the Company’s securities, and prohibits these persons from pledging Company securities.

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•
Clawback Policy. Pursuant to the terms of the Company’s 2018 Amended and Restated Tilray, Inc. Equity Incentive Plan (the “2018 Equity Plan”), if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws as a result of misconduct by an executive officer, applicable law permits the Company to recover equity incentive compensation from that executive officer (including profits realized from the sale of Company securities). In such a situation, the Board would exercise its business judgment to determine what action it believes is appropriate. Action may include recovery or cancellation of any equity incentive award made to an executive on the basis of having met or exceeded performance targets during a period of fraudulent activity or a material misstatement of financial results if the Board determines that such recovery or cancellation is appropriate due to intentional misconduct by the executive officer that resulted in performance targets being achieved that would not have been achieved absent such misconduct.

Total Cash Compensation of New Tilray Leadership Team and Former Executives
Overview
The total cash compensation of our executive compensation program has served a two-fold purpose. Base salaries are intended to provide financial stability, and predictability and security of compensation for our NEOs for fulfilling their core job responsibilities, while the annual cash performance bonus is intended to incentivize and reward the achievement of predetermined corporate objectives that are aligned with our strategic plan as well as individual performance.
Adjustments in total cash compensation targets may then be made based on factors such as an executive’s duties and responsibilities and his or her position in the Company, an executive’s individual contributions, as well as management’s financial forecasts for the upcoming year.
2021 Base Salary and Total Cash Compensation Determinations
The Company adjusted base salaries for the New Tilray Leadership in July 2021, retroactive to May 1, 2021.
In determining the base salary levels for each of Mr. Simon, Mr. Merton, Ms. Faltischek and Mr. Meiers in connection with their continued employment following the Business Combination, the Compensation Committee considered the significant increase in responsibility of these executives post-Business Combination, their respective relevant experience and achievements and the level of compensation of our peer group companies and other survey data and individual negotiations with each executive.
The following table sets forth, for each NEO, the annualized base salary for the Fiscal Year:
Name	2021 Base Salary ($)
New Tilray Leadership (Current)
Irwin Simon(1)	1,700,000
Carl Merton(2)(3)	393,443
Denise Faltischek(3)	500,000
James Meiers(3)	500,000
Former Executives
Brendan Kennedy(4)	577,060
Michael Kruteck(4)	401,250
Jon Levin(4)	448,000
Andrew Pucher(5)	310,613
(1)	As a result of the Business Combination, Mr. Simon was appointed as executive officers of New Tilray effective April 30, 2021.
(2)	The salary of Mr. Merton is converted into USD with an exchange rate of $0.8283 (USD) to $1.0000 (CAD). The annual salary of Mr. Merton is $475,000 (CAD).
(3)	As a result of the Business Combination, Mr. Merton, Ms. Faltischek, and Mr. Meiers were appointed as executive officers of New Tilray effective May 1, 2021.
(4)
Mr. Kennedy, Mr. Kruteck and Mr. Levin resigned from employment with the Company in connection with the Business Combination. Mr. Kennedy became a non-employee director of New Tilray following the Effective Time and receives compensation in his capacity as a non-employee director.

(5)
Mr. Pucher stepped down as the Company’s Chief Corporate Development Officer, effective March 31, 2021. The salary of Mr. Pucher is converted into USD with an exchange rate of $0.8283 (USD) to $1.0000 (CAD). The annual salary of Mr. Pucher was $375,000 (CAD).

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Payments Related to the Transformation of the Company (New Tilray Leadership Team)
In recognition of each NEO’s exceptional efforts and in consideration of their unique and significant contributions to Aphria and its transformation that resulted in the Business Combination, the Compensation Committee in July 2021 awarded Mr. Simon a one-time cash retention bonus of $10,000,000, and awarded a one-time cash retention bonus of $850,000 to each of Ms. Faltischek and Mr. Meiers, and $800,000 to Mr. Merton (collectively, Mr. Simon’s and the NEOs’ bonuses are referred to as the “Transformation Bonuses”). Mr. Simon’s Transformation Bonus is subject to pro-rated clawback in the event he voluntarily resigns without “good reason” (as that term is defined in his employment agreement, other than in the event of his or her death or disability) prior to December 31, 2022.
Annual Performance Bonus Plan and Fiscal Year 2021 Payments (New Tilray Leadership Team and Former Executives)
We offer our NEOs the opportunity to earn annual cash bonuses that are intended to compensate them for achieving short-term company and individual performance goals. Our Compensation Committee establishes the target bonuses of our NEOs, which are evaluated from time to time.
Former Executives
Each NEO’s target annual bonus is typically expressed as a percentage of base salary. For the Fiscal Year 2021, no performance goals were evaluated because Mr. Kruteck and Mr. Levin received a pro rata portion of the target bonus in connection with their termination as shown below. Mr. Kennedy received three times (3x) his target bonus as severance pursuant to the terms of his employment agreement. Mr. Pucher did not receive an annual bonus payment based on the terms of his severance agreement:
Name	Target Bonus Percentage of Base Salary	Fiscal Year 2021 Target Bonus Amount Paid to Former Executive ($)
Brendan Kennedy	100%	—
Michael Kruteck	50%	68,358
Jon Levin	50%	72,000
Andrew Pucher	50%	—
New Tilray Leadership
In connection with the Business Combination and the combined financial performance of New Tilray for Fiscal Year 2021, our Compensation Committee reviewed the achievement of the applicable target bonus percentages for each New Tilray Leadership executive. Specifically, the Compensation Committee evaluated the extent to which the Company achieved the following financial and discretionary metrics: consolidated net revenue; consolidated EBITDA; the Company’s market share in key geographic locations; and revenue from new product innovations. The Compensation Committee approved the following annual bonus payments based on its evaluation of their services performed for Aphria in 2021, as set forth in the table below under the heading “Bonus.”
Name	Target Bonus Percentage of Base Salary	Bonus Amount ($) for Fiscal Year 2021 (% of Full Target)
Irwin Simon	200% (up to a maximum of 350%)	3,185,000 (70%)
Carl Merton	100%	258,645 (75%)
Denise Faltischek	100%	243,750 (75%)
James Meiers	100%	243,750 (75%)
Equity Incentive Compensation
We use long-term equity-based compensation to incentivize and retain our executive officers by linking their awards to our long-term financial performance. We believe that these long-term incentives motivate our executive officers to grow revenues and earnings, enhance stockholder value and align their interests with those of our stockholders. We typically award long-term equity-based compensation with restricted stock units that vest over time so long as the executive remains employed with the Company.
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The Compensation Committee determines the size of equity award grants after considering the following factors:
•	the competitive equity compensation practices for comparable positions identified in the applicable market analysis;
•	the executive’s level of responsibility and duties;
•	a comparison to grant levels of other executive officers;
•	individual NEOs’ performance;
•	our corporate performance;
•	our total equity compensation costs relative to total expenses;
•	the executive’s prior experience, experience within his or her specific job and breadth of knowledge; and
•	our corporate objectives for share-based compensation charges and earnings dilution.
The Compensation Committee does not take into consideration an executive’s aggregate equity holdings or equity carrying value in determining annual long-term equity incentive awards.
2021 Staking Grants
As a result of the timing of the Business Combination, no equity awards were granted by the Compensation Committee under the 2018 Equity Plan to our NEOs during the Fiscal Year 2021.
In July 2021, the Compensation Committee awarded the New Tilray Leadership an equity staking grant in connection with certain executive officers assuming greater leadership role and responsibilities related to key corporate activities (the “Staking Grants”). The Staking Grants are composed of three different restricted stock unit (“RSU”) awards as further described below. Each RSU represents a contingent right to receive one (1) share of Tilray, Inc. Class 2 Common Stock.
•
Performance-based Restricted Stock Units (“PSUs”), subject to the executive’s satisfaction of continued employment conditions and accelerated vesting in certain circumstances, the performance-based restricted stock units, which are eligible to vest in certain percentages ranging from 0% to 250% based on the stock price appreciation of (i) the highest 30-day volume weighted average stock price of Tilray, Inc.’s Class 2 Common Stock (“VWAP”) during the three-year performance period (beginning on the grant date) relative to (ii) the VWAP over the 30-day period from May 1 to May 30, 2021, with appreciation targets ranging from 0% to 125%. No PSUs will be eligible to vest if the threshold appreciation target (25%) is not achieved, and if the actual stock price appreciation falls in between any of the appreciation targets, the number of PSUs eligible to vest will be determined by linear interpolation. Mr. Simon was granted 392,772 PSUs and Mr. Merton, Ms. Faltischek, and Mr. Meiers were each granted 48,662 PSUs.

•
Time-based RSUs, subject to the reporting person’s continuous employment through the vesting date, vest in three (3) equal annual installments, commencing on June 1, 2022, except in the case of the reporting person’s earlier involuntary termination, death or disability. In the event of a voluntary termination by the reporting person prior to the vesting date, all RSUs will be forfeited. Mr. Simon was granted 392,772 RUSs and Mr. Merton, Ms. Faltischek, and Mr. Meiers were each granted 48,661 RSUs.

•
PSUs can be earned only upon a sustained and significant increase in the price of Tilray stock and synergies of Aphria and Tilray following completion of the Business Combination (“Synergy PSUs”). Specifically, subject to the reporting person’s continuous employment (except under certain limited circumstances) through the vesting date, the resulting number of shares of Class 2 Common Stock acquired upon vesting of the PSUs is contingent upon the achievement of pre-established performance parameters relating to the achievement of the Company’s synergy goals resulting from the integration of Aphria, as approved by New Tilray’s Compensation Committee, over a three (3) year performance period from the grant date until July 27, 2024, with 50% of the PSUs vesting on the first (1st) anniversary of the grant date, and 25% vesting on each of the second (2nd) and (3rd) anniversaries of the grant date. Mr. Simon was granted 392,772 Synergy PSUs and Mr. Merton, Ms. Faltischek, and Mr. Meiers were each granted 48,662 Synergy PSU.s

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As a result, all of the Staking Grants are intended to be long-term incentive awards tied to challenging financial performance targets, stock price appreciation goals, and continued employment of the New Tilray Leadership.
For 2021, both new hire and annual RSU awards vest in tranches over two years with 50% of the shares subject to the awards generally vesting one year from the vesting commencement date and the remaining 50% of shares vesting on the second anniversary of the grant date. Restricted stock units provide long-term incentive compensation that has greater retention value as compared to stock options in a flat or down market while minimizing earnings dilution.
Other Compensation and Benefits
Severance and Change of Control Benefits. Our NEOs are entitled to certain severance and change of control payments and benefits pursuant to our executive agreements with our NEOs. The terms of executive agreements are described in more detail below in the sections entitled “Employment, Severance and Change of Control Benefits.” The Compensation Committee believes these agreements are an essential element of our executive compensation program and assist the Compensation Committee in recruiting and retaining talented executives. The Compensation Committee also believes these benefits serve to minimize the distractions to the executive, reduce the risk that the executive will depart the Company before an acquisition is consummated, and allow the executive to focus on continuing normal business operations and the success of a potential Business Combination, rather than worrying about how business decisions that may be in our best interest and the interests of our stockholders will impact his or her own financial security. Further, these agreements are in line with customary practices at an executive level at our peer companies.
Other Benefits. We believe that establishing a competitive benefit package consistent with companies with which we compete for employees is an important factor in attracting and retaining talented employees. Thus, we provide our NEOs with employee benefits on the same basis as offered to our full time non-executive employees, including health and dental insurance, supplemental life insurance, short-term and long-term disability, and a 401(k) plan.
Stock Ownership Guidelines
The Company’s stock ownership guidelines require that each named executive officer own a significant equity stake in the Company during their employment. The Compensation Committee believes that stock ownership by senior managers strengthens their commitment to the future of the Company and further aligns their interests with those of our shareholders. The Board believes that it is in the best interests of the Company and its shareholders to align the economic interests of the Company’s senior executives and independent directors with those of the shareholders. To achieve this, the Compensation Committee has recommended, and the Board has adopted, a minimum share ownership policy applicable to all of the senior executives and the independent directors of the Company. Each senior executive and the independent directors are expected to establish over a period of five years, ownership of a prescribed number of Common Shares, which have a value which is equivalent to the following multiples of the senior executive’s base salary or, in the case of an independent director, the base annual cash retainer paid to such independent director by the Company and subsequently maintain such minimum ownership position for the duration of their tenure:
•	Chief Executive Officer: 3× base salary
•	Independent Directors 2× base annual cash retainer
•	Chief Financial Officer 1× base salary
•	Other Officers 0.5× base salary
The level of ownership is expected to be satisfied by each officer or director within five years after first becoming subject to these guidelines. Once the officer’s or director’s level of ownership satisfies the applicable guideline, such ownership levels are expected to be maintained for as long as the officer or director remains in their role with the Company. In the event of an increase in an officer’s base salary or a director’s base annual cash retainer, such individual will have five years from the time of the increase to acquire any additional Common Shares required to meet these guidelines if necessary.
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Role of NEOs in Compensation Decisions; Input from Senior Management
Committee considers input from senior management in making determinations regarding the overall executive compensation program and the individual compensation of the named executive officers. As part of the Company’s annual planning process, the CEO and CFO develop targets for the Company’s incentive compensation programs and present them to the Compensation Committee. These targets are reviewed by the Compensation Committee to ensure alignment with the Company’s strategic and annual operating plans, taking into account the targeted year-over-year improvement as well as identified opportunities and risks. Based on performance appraisals, including an assessment of the achievement of pre-established financial and individual “key performance indicators,” the CEO recommends to the Compensation Committee cash and long-term incentive award levels for the Company’s other executive officers. Each year, the CEO presents to the Compensation Committee his evaluation of each executive officer’s contribution and performance over the past year, and strengths and development needs and actions for each of the executive officers. The Compensation Committee exercises its discretionary authority and makes the final decisions regarding the form of awards, targets, award opportunities and payout value of awards. No executive officer directly participates in discussions relating to his or her own compensation.
Compensation Committee Interlocks and Insider Participation
Our Compensation Committee currently consists of Mr. Robb, Mr. Hopkinson, and Mr. Looney. No member of our Compensation Committee has ever been an officer or employee of our Company. None of our executive officers serve, or have served during the last year, as a member of the Board, Compensation Committee or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.
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COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board of Directors of the Company is composed entirely of non-employee directors, each of whom has been determined, in the Board’s business judgment, to be independent. The Compensation Committee is responsible for oversight and review of the Company’s compensation and benefit plans.
The CD&A is management’s report on the Company’s compensation programs and, among other things, describes material elements of compensation paid to the President and Chief Executive Officer and the other NEOs. The Compensation Committee has reviewed and discussed the CD&A, as required by Item 402(b) of Regulation S-K, with the management of the Company. Based on such review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this proxy statement and incorporated by reference from this proxy statement into the Company’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on July 28, 2021.
This Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing with the SEC, except to the extent that the Company specifically incorporates this Report by reference into another Company filing.
THE COMPENSATION COMMITTEE

Walter Rodd, Chair
David Hopkinson
Tom Looney
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EXECUTIVE COMPENSATION
Summary Compensation Table
The following table presents all of the compensation paid or awarded to or earned by our NEOs during calendar years 2018, 2019 and 2020 and Fiscal Year 2021 (January 1, 2021 to May 31, 2021). In accordance with the rules promulgated by the SEC, certain columns relating to information that is not applicable have been omitted from this table.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation	Stock Awards (1)	All Other Compensation ($)	Total ($)
New Tilray Leadership
Irwin Simon President, Chief Executive Officer and Chairman of the Board	2021	141,667*	13,185,000(2)	—	—		357,332(4)	13,683,998
	2020	—	—	—	—	—	—	—
	2019	—	—	—	—	—	—	—
	2018	—	—	—	—	—	—	—
Carl Merton(3) Chief Financial Officer	2021	32,787*	1,058,645(2)			—	34,436(5)	1,125,868
	2020	—	—	—	—	—	—	—
	2019	—	—	—	—	—	—	—
	2018	—	—	—	—	—	—	—
Denise Faltischek Head of International and Chief Strategy Officer	2021	41,667*	1,093,750(2)			—	54,059(6)	1,189,476
	2020	—	—	—	—	—	—	—
	2019	—	—	—	—	—	—	—
	2018	—	—	—	—	—	—	—
James Meiers Head of Canada	2021	41,667*	1,093,750(2)			—	61,582(7)	1,196,999
	2020	—	—	—	—	—	—	—
	2019	—	—	—	—	—	—	—
	2018	—	—	—	—	—	—	—

Former Executives
Brendan Kennedy(8) Former President and Chief Executive Officer	2021	192,353	—	—	—	—	6,266,375(9)	6,458,729
	2020	577,060	375,089	—	—	934,401	21,262(10)	1,907,812
	2019	575,332	—	—	—	2,888,760	16,818(11)	3,480,910
	2018	425,000	425,000	25,147,534	—	5,819,925	—	31,817,459
Michael Kruteck(12) Former Chief Financial Officer	2021	133,750	482,062(13)	—	—	—	3,233,740(14)	3,849,557
	2020	351,563	173,322	—		1,870,000	30,216(15)	2,425,101
	2019	—	—	—	—	—	—	—
	2018	—	—	—	—	—	—	—
Jon Levin(16) Former Chief Operating Officer	2021	149,333	472,000(12)	—	—	—	3,349,155(17)	3,970,489
	2020	375,000	246,503	—	—	1,920,006	27,516(18)	2,569,023
	2019	—	—	—	—	—	—	—
	2018	—	—	—	—	—	—	—
Andrew Pucher(19) Former Chief Corporate Development Officer	2021	77,653	—	—	—	—	1,843,248(20)	1,920,901
	2020	305,911	95,738	—	—	200,298	3,005(21)	604,952
	2019	209,779	—	—	—	4,283,100	2,252	4,495,131
	2018	—	—	—	—	—	—	—
*	Salary amounts reflect base salary that was paid to the New Tilray Leadership following the completion of the Business Combination.
(1)
These amounts reported do not reflect the amounts actually received by our NEOs. Instead, these amounts reflect the aggregate grant date fair value of each stock option or restricted stock unit award granted to our NEOs during 2021, 2020, 2019 and 2018, as computed in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC 718. Assumptions used in the calculation of the grant date fair value of each equity award are included in Note 15 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Our NEOs who have received stock options will only realize compensation with regard to these options to the extent the trading price of our common stock is greater than the exercise price of such options.

(2)
These amounts include the New Tilray Transformation Bonuses and annual performance bonuses paid to New Tilray Leadership paid by the Company in recognition for their Aphria performance and efforts prior to the Business Combination.

(3)	The compensation of Mr. Merton is converted into USD with an exchange rate of $0.8283 (USD) to $1.0000 (CAD).
(4)
All other compensation for 2021 includes medical and life insurance premiums and car allowance. In addition, $352,400 amount reflects an additional cash payment that was made due to a rounding issue related to the Exchanged Awards.

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(5)
All other compensation for 2021 includes medical, dental, disability, and life insurance premiums. In addition, $30,653 amount reflects an additional cash payment that was made due to a rounding issue related to the Exchanged Awards.

(6)	The $54,059 amount reflects an additional cash payment that was made due to a rounding issue related to the Exchanged Awards.
(7)
All other compensation for 2021 includes medical and life insurance premiums. In addition, $58,147 USD amount reflects an additional cash payment that was made due to a rounding issue related to the Exchanged Awards.

(8)	Mr. Kennedy resigned in connection with the Business Combination, effective April 30, 2021.
(9)
All other compensation for 2021 includes group benefits coverage paid by the employer, $2,868 for benefit premiums, $660 for parking, $2,750,156 for equity acceleration, and $3,512,691 for total severance paid.

(10)	All other compensation for 2020 includes group benefits coverage paid by the employer, $17,464 for benefit premiums, $1,800 for phone, and $1,980 for parking.
(11)	All other compensation for 2019 includes group benefits coverage paid by the employer.
(12)	Mr. Kruteck resigned in connection with the Business Combination, effective May 6, 2021.
(13)	Bonus amounts for Mr. Levin and Mr. Kruteck each include the pro-rata portion of their annual target performance bonus and retention bonus payments.
(14)	All other compensation for 2021 includes $2,879 for benefit premiums, $11,600 for 401(k) contribution, $675 for phone, $2,732,202 for equity acceleration, and $486,385 for total severance paid.
(15)	All other compensation for 2020 includes group benefits coverage paid by the employer, $17,464 for benefit premiums, $11,009 for 401(k) contribution, and $1,725 for phone.
(16)	Mr. Levin resigned in connection with the Business Combination, effective April 30, 2021.
(17)	All other compensation for 2021 includes $2,868 for benefit premiums, $11,600 for 401(k) contribution, $675 for phone, $2,797,235 for equity acceleration, and $536,777 for total severance paid.
(18)	All other compensation for 2020 includes $17,464 for benefit premiums, $8,217 for 401(k) contributions, $1,650 for phone, and parking.
(19)
Mr. Pucher stepped down as the Company’s Chief Corporate Development Officer, effective as of March 31, 2021. The salary of Mr. Pucher is converted into USD with an exchange rate of $0.8283 (USD) to $1.0000 (CAD). The annual salary of Mr. Pucher was $375,000 (CAD).

(20)	All other compensation for 2021 includes $336 for benefit premiums, $373 for phone, $1,115,127 for equity acceleration, and $727,413 for total severance paid.
(21)	All other compensation for 2020 includes group benefits coverage paid by the employer, $1,591 for benefit premiums, and $1,414 for phone.
Grants of Plan-Based Awards
The following table shows for Fiscal Year 2021, certain information regarding grants of plan-based awards, to the following named executive officers:
Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards at Target(1)	Maximum Possible Non- Equity Incentive Plan Target Compensation(1)	Estimated Future Payouts under Equity Incentive Plan Awards at Target	Maximum Possible Future Payouts under Equity Incentive Plan Awards at Target	Grant Date Fair Value of Stock Awards(2)
Michael Kruteck	1/18/2021	$68,538	$137,076	29,143(3)	29,143(3)	$350,000
John Levin	1/18/2021	$72,000	$144,000	29,143(3)	29,143(3)	$350,000
(1)	These columns set forth the pro-rata portion of the annual target and maximum bonus amount of each named executive officer’s annual performance bonus based on their resignation dates.
(2)
The dollar amounts in this column represent that grant date fair value of the product of the number of shares granted and the closing market price of our common stock on the grant date for time-based restricted stock units.

(3)
These RSUs vest at the rate of 33.36% of the RSUs on the twelve (12) month anniversary of the grant date (the “Vesting Date”), and the remaining RSUs will vest quarterly thereafter at the rate of 8.33% of the total number of RSUs on each quarterly anniversary of the Vesting Date thereafter for so long as the NEO remains in Continuous Service (as defined in the Company’s 2018 Equity Plan), such that the total number of RSUs shall be fully vested on the three-year anniversary of the Vesting Date. In connection with their resignations from the Company, the vesting of these awards were fully accelerated.

Narrative Disclosure To Grants Of Plan-Based Awards Table
Annual Performance Bonus Cash Awards
The Company provides for annual cash bonus awards to reward named executive officers for performance in the fiscal year. For more information regarding our annual performance bonus cash awards, please see the section of the CD&A titled “Annual Performance Bonus Plan and Fiscal Year 2021 Payments (New Tilray Leadership Team and Former Executives).”
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Equity Compensation Awards
Consistent with its practices for awarding restricted stock units described in the CD&A above, the Compensation Committee approved equity compensation awards in the form restricted stock units to each of the named executive officers listed in the table above. For more information regarding our equity compensation awards, please refer the section of the CD&A titled “Equity Incentive Compensation.” In addition, the named executive officers’ equity compensation awards may, under certain circumstances, be subject to accelerated vesting in the event of a change of control and termination. For more information regarding the accelerated vesting provisions and treatment of the equity compensation awards in the event of a change of control, refer to the sections titled “Severance and Change of Control Benefits” and “Potential Payments Upon Termination or Change of Control.”
Outstanding Equity Awards At Fiscal Year 2021 End
The following table shows certain information regarding outstanding equity awards at Fiscal Year 2021-end for the NEOs. Prior to April 30, 2021, the New Tilray Leadership held equity awards of shares of Aphria that were exchanged into shares of Tilray in connection with the completion of the Business Combination, as further described above. Exchanged Awards are designated as “APH Ex” in the column labeled “Type” below.
				Option Awards				Stock Awards
Name	Grant Date	Type of Award	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price Per Share(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(4)	Market Value of Shares or Units of Stock That Have Not Vested(1)(3)
New Tilray Leadership
Irwin Simon	2/24/2019	APH Ex	2/24/2019	830,000		13.06	2/24/2024	—	—
	8/7/2019	APH Ex	8/7/2019	31,887		8.95	8/7/2024	—	—
	8/7/2019	APH Ex	8/7/2019	—		—		25,852	430,953
	1/22/2020	APH Ex	6/1/2020	—		—		145,366	2,423,251
	1/22/2020	APH Ex	6/1/2020	—		—		484,554	8,077,515
	8/12/2020	APH Ex	8/12/2020	—		—		360,502	6,009,568
Carl Merton	3/1/2019	APH Ex	9/1/2019	—		—		20,750	345,903
	8/7/2019	APH Ex	8/7/2019	—		—		23,089	384,894
	8/12/2020	APH Ex	8/12/2020	—		—		96,628	1,610,789
	1/16/2018	APH Ex	1/16/2018	—		—		18,260	304,394
Denise Faltischek	10/17/2019	APH Ex	10/17/2019	249,000		6.50	10/17/2024	—	—
	11/14/2019	APH Ex	11/14/2019	—		—		31,125	518,854
	8/12/2020	APH Ex	8/12/2020	—		—		52,887	881,626
James Meiers	6/19/2019	APH Ex	6/19/2019	249,000		8.98	6/19/2024		—
	11/14/2019	APH Ex	11/14/2019	—		—		31,125	518,854
	8/12/2020	APH Ex	8/12/2020	—		—		65,096	1,085,150
Former Executives
Brendan Kennedy	5/21/2018		1/1/2017	2,419,219		7.76	5/20/2028
	8/31/2018		8/6/2018	343,735		65.20	8/30/2028
Michael Kruteck	—		—	—	—	—	—	—	—
Jon Levin	—		—	—	—	—	—	—	—
Andrew Pucher	—		—	—	—	—	—	—	—
(1)
Pursuant to each NEO’s executive agreement between the NEO and us, the vesting of such NEOs’ stock and option awards will accelerate under certain circumstances as described under “Employment, Severance and Change of Control Benefits.”

(2)	The exercise price reflects the closing price of our Class 2 Common Stock on the date of grant.
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(3)	This amount reflects the fair market value of our Class 2 Common Stock of $16.67 per share, which was the closing price of our Class 2 Common Stock on May 28, 2021.
(4)	The shares subject to the Exchanged Awards vest 50% on the first anniversary of the grant date and remaining 50% on the second anniversary of the grant date.
Option Exercises And Stock Vested
The following table shows for the Fiscal Year 2021, certain information regarding option exercises and stock vested during the last fiscal year with respect to the NEOs. Exchanged Awards are designated as “APH Ex” in the column labeled “Type” below.
		Option Awards		Stock Awards
Name	Type	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
New Tilray Leadership
Irwin Simon	APH Ex			454,942	$6,610,307
Carl Merton	APH Ex	41,500	$98,244(1)
Denise Faltischek	APH Ex	—	—	31,125	$452,246
James Meiers	APH Ex			31,125	$452,246
Former Executives
Brendan Kennedy		—	—	233,849	3,774,088
Michael Kruteck		—	—	235,526	5,007,487
Jon Levin		—	—	242,619	5,176,129
Andrew Pucher		—	—	68,300	1,304,951
(1)
This amount reflects the “spread” between Mr. Merton’s exercise price for his stock options ($11.56) and the fair market value (closing price) of our Class 2 Common Stock on the date of exercise (May 14, 2021), which was $13.93.

Pension Benefits
Our NEOs did not participate in, or otherwise receive any benefits under, any pension or defined benefit retirement plan sponsored by us in 2021.
Nonqualified Deferred Compensation
Our NEOs did not participate in, or earn any benefits under, a nonqualified deferred compensation plan sponsored by us during 2021.
Say On Pay
As a Large Accelerated Filer, Nasdaq requires the Company to hold a nonbinding advisory vote on our NEO compensation. See page 52 for more information.
Employment, Severance And Change In Control Benefits
Fiscal Year 2021 was a year of transformation for the senior leadership of Tilray. We took steps to extend and bolster the stability of our senior leadership team by entering into new employment agreements with all of our NEOs who remained employed following the completion of the Business Combination. Related to changes in senior leadership, we entered into separation agreements with each of Messrs. Kennedy, Kruteck and Levin. Please see “Potential Payments upon Termination of Change of Control” for information related to the separation payments and benefits for Messrs. Kennedy, Kruteck and Levin.
For all executives other than the CEO, the employment agreements contain substantially similar terms to reflect their partnership in leading New Tilray following the Business Combination. These agreements replaced their legacy employment agreements, which no longer reflected their current roles, responsibilities, and compensation arrangements.
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The employment agreements generally provide for at-will employment and set forth the executive’s initial base salary, target variable compensation, eligibility for employee benefits, the terms of initial equity grants and in some cases severance benefits on a qualifying termination. Each of our NEOs has also executed our standard form of proprietary information agreement. Any potential payments and benefits due upon a termination of employment or a change of control of us are further described below.
New Tilray Leadership
Irwin Simon
On July 27, 2021, the Company entered into an employment agreement with Irwin D. Simon in connection with his appointment as Chief Executive Officer and Chairman of the Board following the Business Combination, at an annual base salary of $1,700,000, effective as of the Effective Date, which may be increased but not decreased, as determined at an annual review of his performance and compensation by the Compensation Committee.
Mr. Simon is eligible to earn an additional annual performance-based cash bonus in amounts ranging from 200% of his base salary at “target” to 350% of his base salary at “maximum,” if performance benchmarks, as determined in accordance with the employment agreement, are met. For the Fiscal Year 2021, the Compensation Committee determined Mr. Simon’s cash bonus to be $3,185,000, which was paid to him on August 15, 2021.
Mr. Simon is also entitled to participate in the 2018 Equity Plan or any other equity compensation plan adopted and/or modified from time to time by the Compensation Committee. Mr. Simon is eligible to earn annual long-term incentive awards as a percentage of his base salary in effect on the grant date of such awards, 250% of his base salary at “target”, with such percentage to be determined by the Board. For Fiscal Year 2021, the Compensation Committee determined Mr. Simon’s annual RSU equity grant to be $2,600,000 in value as of the grant date.
In exchange for Mr. Simon’s agreement to remain in his role as Chief Executive Officer or otherwise provide continued services through mutual agreement with the Company until December 31, 2022, Mr. Simon is entitled to receive a one-time cash bonus equal to $10,000,000 (less deductions and withholdings required by law) (the “Transformation Bonus”), which was paid within five days of the Effective Date. The Transformation Bonus is subject to pro-rated clawback in the event Mr. Simon voluntarily resigns without “good reason” (other than in the event of his death or disability) prior to December 31, 2022.
As additional incentive to entering into the employment agreement, on July 27, 2021, Mr. Simon received the following one-time equity grants having an aggregate value as of the July 27, 2021 grant date equal to $15,000,000, calculated using the closing price of the Company’s Class 2 Common Stock on the grant date: (i) 392,772 performance-based restricted stock units (“PSUs”), subject to certain stock appreciation performance conditions and vesting as set forth in the employment agreement; (ii) 392,772 time-based restricted stock units (“RSUs”), which vest one-third on each of June 1, 2022, June 1, 2023, and June 1, 2024; and (iii) 392,772 restricted stock units (the “Synergy Equity Awards”), subject to performance-based vesting of 50% upon achievement of savings equal to $50,000,000 and 100% vesting upon achievement of savings of $80,000,000, and further subject to time-based vesting, with 50% vesting on July 27, 2022, and 25% vesting on each of July 27, 2023, and July 27, 2024, provided that the performance-based vesting conditions are satisfied as determined by the Compensation Committee.
Pursuant to the employment agreement, the Company accelerated the vesting of all of the outstanding, pre-Business Combination Tilray equity awards held by Mr. Simon.
The term of Mr. Simon’s employment agreement will continue until otherwise terminated in accordance with its terms. The employment agreement may be terminated by Mr. Simon at any time for any reason, provided that he gives the Company four weeks’ advance written notice of his resignation without “good reason” and subject to a notice and cure period in the event that he resigns with “good reason” as described below. The employment agreement may also be terminated by Tilray for any reason, with or without “cause,” subject to special notice requirements in certain instances as described below.
As defined in Mr. Simon’s employment agreement, a termination for “cause” includes termination by the Company due to conviction of a felony or entry of a plea of guilty or nolo contender to any felony (other than relating to cannabis); refusal to perform his reasonably assigned duties for the Company (other than as a result of incapacity due to physical or mental illness); engaging in any act of material dishonesty or fraud; willful misconduct or gross negligence in the performance of his duties; material breach of his employment agreement (other than violations of policies); or willfully and materially violating material written policy applicable to Mr. Simon that
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directly results in the Company incurring material liability. Any termination due to Mr. Simon’s refusal to perform his reasonably assigned duties, material breach of his employment agreement or willful and material violation of material written policies requires the Company to provide prior written notice and a 30-day cure period to Mr. Simon.
Mr. Simon’s employment will be considered to be terminated with “good reason” if he resigns because the Company (i) reduces his base salary or fails to pay any amounts which he is due; (ii) materially reduces Mr. Simon’s titles, duties, authorities or reporting relationships; (iii) assigns duties to him that are materially inconsistent with the positions of Chief Executive Officer and Chairman of the Board; (iv) removes Mr. Simon from such positions; (v) requires that his principal place of employment be outside of New York County, New York; or (vi) materially breaches (or any affiliate of the Company materially breaches) the employment agreement or any other agreement to which Mr. Simon is a party. In this event, Mr. Simon must notify the Company within 30 days and must thereafter allow the Company 30 days to cure the event that is the basis of his “good reason” termination.
Mr. Simon is also entitled to (1) receive individual disability and life insurance coverage paid by the Company, (2) receive other executive benefits, including a car allowance of $1,200 per month and a Company-expensed smartphone and phone plan, (3) participate at the Company’s expense in all employee benefit plans maintained by New Tilray for executive officers, including participation of Mr. Simon’s eligible dependents, and (4) receive other customary employee benefits.
The employment agreement also includes severance benefits that are subject to signing a release under certain circumstances. The amount of severance Mr. Simon is entitled to is dependent on the reason for his termination and whether it occurs within two years following a change of control of the Company. In the event Mr. Simon’s employment is terminated, whether by the Company or by Mr. Simon, and regardless of the reason therefor, he would be entitled to receive the following severance benefits: (i) accrued but unpaid base salary for services rendered up to the date of termination; (ii) reimbursement for the business expenses incurred up to the date of termination; (iii) amounts he has earned and that are owed to him pursuant to any written agreements, compensation and/or equity plans or programs of the Company or any of its affiliates; (iv) amounts to which he is entitled pursuant to any employee benefit plans of the Company or any of its affiliates; and (v) any indemnification rights he has in connection with his service as an officer and/or director of the Company and/or its affiliates, whether pursuant to the Company’s governing documents or otherwise.
In the event that the severance pay and other benefits provided for in the employment agreement or otherwise payable to Mr. Simon constitutes “parachute payments” under Section 280G of the Internal Revenue Code and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance pay and other benefits being subject to excise taxes, whichever results in the receipt by the executive of the greatest amount of benefits.
Carl Merton
On July 26, 2021, the Company entered into an employment agreement with Mr. Merton, effective as of May 1, 2021, with an annual base salary of CAD $475,000. Mr. Merton’s employment with the Company is at-will and will continue until terminated in accordance with the terms of his employment agreement. The annual base salary is subject to annual review and adjustment by the Compensation Committee.
During the employment period, Mr. Merton will be entitled to participate in the Company’s annual bonus plan at an annual target bonus opportunity of 100% of his annual base salary, subject to the achievement of performance goals to be established by the Compensation Committee.
In addition, Mr. Merton is entitled to participate in the 2018 Equity Plan and is eligible to earn annual long-term incentive awards as a percentage of his base salary on the grant date of such awards, at a “target” amount equal to 175% of his base salary, with such performance metrics to be determined by the Board. Mr. Merton is also eligible to participate in the Company’s employee benefit plans and programs, and to receive a Company-expensed smartphone and phone plan as well as other fringe benefits made available to similarly situated executive officers.
In connection with the entry into his employment agreement, on July 26, 2021, Mr. Merton received a one-time equity grant having an aggregate value as of the July 26, 2021 grant date equal to $2,000,000, which was divided equally into 48,662 PSUs, 48,661 RSUs and 48,662 Synergy Equity Awards, calculated using the closing price of the Company’s Class 2 Common Stock on the grant date. In addition, the executives, including Mr. Merton, received an annual grant of 32,694 RSUs long-term incentive awards under the 2018 Equity Plan for the Fiscal Year 2021.
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Upon voluntary or involuntary termination of Mr. Merton’s employment, whether with or without “cause” or “good reason” (including termination due to death or disability), he will be entitled to payment of any accrued but unpaid base salary, any incurred but unreimbursed business expenses, and any benefits earned, accrued and due under any qualified retirement plan or health and welfare benefit plan (the “Guaranteed Payments”). In addition, all time-based equity awards then-held by the executive will be subject to accelerated vesting upon termination without “cause” or for “good reason.”
In addition to the Guaranteed Payments, he is eligible to receive severance compensation upon an involuntary termination of employment without “cause” or a voluntary termination of employment for “good reason” (in each case, as defined in his employment agreement), subject to the executive executing and not rescinding a customary release in a form acceptable to the Company. If such termination does not occur within twelve months after a “change of control,” Mr., Merton will be entitled to cash severance in the sum of 12-months’ of his then-base salary, plus a pro rata performance bonus at target. If such termination does occur within twelve months after a “change of control,” Mr., Merton will be entitled to cash severance in the sum of 24-months’ of his then-base salary, plus two times (2x) his performance bonus at target, plus a pro rata performance bonus at target. In addition, all equity awards then-held by the executive will be subject to accelerated vesting upon the executive’s death or termination without “cause” or for “good reason” following a “change of control.” Subject to timely election, the Company will pay on behalf of Mr. Merton the employer portion of the applicable COBRA premium for continuation of healthcare coverage for up to 12 months immediately following a termination without “cause” or for “good reason.”
In the event that the severance pay and other benefits provided for in the employment agreement or otherwise payable to Mr., Merton constitutes “parachute payments” under Section 280G of the Internal Revenue Code and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance pay and other benefits being subject to excise taxes, whichever results in the receipt by the executive of the greatest amount of benefits.
Mr. Merton is subject to customary obligations regarding confidentiality, intellectual property, and post-termination cooperation and will be restricted from competing against the Company or soliciting the Company’s employees, customers or business relationships for a period of twelve months following termination of employment.
Denise Faltischek
On July 26, 2021, the Company entered into an employment agreement with Ms. Faltischek, effective as of May 1, 2021, with an annual base salary of $500,000. Ms. Faltischek’s employment with the Company is at-will and will continue until terminated in accordance with the terms of her employment agreement. The annual base salary is subject to annual review and adjustment by the Compensation Committee.
During the employment period, Ms. Faltischek will be entitled to participate in the Company’s annual bonus plan at an annual target bonus opportunity of 100% of her annual base salary, subject to the achievement of performance goals to be established by the Compensation Committee.
In addition, Ms. Faltischek is entitled to participate in the 2018 Equity Plan and is eligible to earn annual long-term incentive awards as a percentage of her base salary on the grant date of such awards at a “target” amount equal to 175% of her base salary, with such performance metrics to be determined by the Board. Ms. Faltischek is also eligible to participate in the Company’s employee benefit plans and programs, and to receive a Company-expensed smartphone and phone plan as well as other fringe benefits made available to similarly situated executive officers.
In connection with the entry into her employment agreement, on July 26, 2021, Ms. Faltischek received a one-time equity grant having an aggregate value as of the July 26, 2021 grant date equal to $2,000,000, which were divided equally into 48,662 PSUs, 48,661 RSUs and 48,662 Synergy Equity Awards, calculated using the closing price of the Company’s Class 2 Common Stock on the grant date. In addition, the executives received an annual grant of 26,687 RSUs long-term incentive awards under the 2018 Equity Plan for the Fiscal Year 2021.
Upon voluntary or involuntary termination of Ms. Faltischek’s employment, whether with or without “cause” or “good reason” (including termination due to death or disability), Ms. Faltischek will be entitled to payment of any accrued but unpaid base salary, any incurred but unreimbursed business expenses, and any benefits earned,
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accrued and due under any qualified retirement plan or health and welfare benefit plan (the “Guaranteed Payments”). In addition, all time-based equity awards then-held by Ms. Faltischek will be subject to accelerated vesting upon termination without “cause” or for “good reason.”
In addition to the Guaranteed Payments, Ms. Faltischek is eligible to receive severance compensation upon an involuntary termination of employment without “cause” or a voluntary termination of employment for “good reason” (in each case, as defined in her employment agreement), subject to the executive executing and not rescinding a customary release in a form acceptable to the Company. If such termination does not occur within twelve months after a “change of control,” Ms. Faltischek will be entitled to cash severance in the sum of 12-months’ of such executive’s then-base salary, plus a pro rata performance bonus at target. If such termination does occur within twelve months after a “change of control,” Ms. Faltischek will be entitled to cash severance in the sum of 24-months’ of her then-base salary, plus two times (2x) her performance bonus at target, plus a pro rata performance bonus at target. In addition, all equity awards then-held by Ms. Faltischek will be subject to accelerated vesting upon her death or termination without “cause” or for “good reason” following a “change of control.” Subject to timely election, the Company will pay on behalf of Ms. Faltischek the employer portion of the applicable COBRA premium for continuation of healthcare coverage for up to 12 months immediately following a termination without “cause” or for “good reason.”
In the event that the severance pay and other benefits provided for in the employment agreement or otherwise payable to Ms. Faltischek constitutes “parachute payments” under Section 280G of the Internal Revenue Code and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance pay and other benefits being subject to excise taxes, whichever results in the receipt by the executive of the greatest amount of benefits.
Ms. Faltischek is subject to customary obligations regarding confidentiality, intellectual property, and post-termination cooperation and will be restricted from competing against the Company or soliciting the Company’s employees, customers or business relationships for a period of twelve months following termination of employment.
James Meiers
On July 26, 2021, the Company entered into an employment agreement with Mr. Meiers, effective as of May 1, 2021, with an annual base salary of $500,000. Mr. Meier’s employment with the Company is at-will and will continue until terminated in accordance with the terms of his employment agreement. The annual base salary is subject to annual review and adjustment by the Compensation Committee.
During the employment period, Mr. Meiers will be entitled to participate in the Company’s annual bonus plan at an annual target bonus opportunity of 100% of his annual base salary, subject to the achievement of performance goals to be established by the Compensation Committee.
In addition, Mr. Meiers is entitled to participate in the 2018 Equity Plan and is eligible to earn annual long-term incentive awards as a percentage of his base salary on the grant date of such awards at a “target” amount equal to 175% of his or her base salary, with such performance metrics to be determined by the Board. Mr. Meiers is also eligible to participate in the Company’s employee benefit plans and programs, and to receive a Company-expensed smartphone and phone plan as well as other fringe benefits made available to similarly situated executive officers.
In connection with the entry into his employment agreement, on July 26, 2021, Mr. Meiers received a one-time equity grant having an aggregate value as of the July 26, 2021 grant date equal to $2,000,000, which were divided equally into 48,662 PSUs, 48,661 RSUs and 48,662 Synergy Equity Awards, calculated using the closing price of the Company’s Class 2 Common Stock on the grant date. In addition, the executives received an annual grant of 26,687 RSUs long-term incentive awards under the 2018 Equity Plan for the Fiscal Year 2021.
Upon voluntary or involuntary termination of Mr. Meiers’s employment, whether with or without “cause” or “good reason” (including termination due to death or disability), he will be entitled to payment of any accrued but unpaid base salary, any incurred but unreimbursed business expenses, and any benefits earned, accrued and due under any qualified retirement plan or health and welfare benefit plan (the “Guaranteed Payments”). In addition, all time-based equity awards then-held by Mr. Meiers will be subject to accelerated vesting upon termination without “cause” or for “good reason.”
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In addition to the Guaranteed Payments, Mr. Meiers is eligible to receive severance compensation upon an involuntary termination of employment without “cause” or a voluntary termination of employment for “good reason” (in each case, as defined in his employment agreement), subject to Mr. Meiers executing and not rescinding a customary release in a form acceptable to the Company. If such termination does not occur within twelve months after a “change of control,” Mr. Meiers will be entitled to cash severance in the sum of 12-months’ of such executive’s then-base salary, plus a pro rata performance bonus at target. If such termination does occur within twelve months after a “change of control,” Mr. Meiers will be entitled to cash severance in the sum of 24-months’ of his then-base salary, plus two times (2x) his performance bonus at target, plus a pro rata performance bonus at target. In addition, all equity awards then-held by Mr. Meiers will be subject to accelerated vesting upon his death or termination without “cause” or for “good reason” following a “change of control.” Subject to timely election, the Company will pay on behalf of Mr. Meiers the employer portion of the applicable COBRA premium for continuation of healthcare coverage for up to 12 months immediately following a termination without “cause” or for “good reason.”
In the event that the severance pay and other benefits provided for in the employment agreement or otherwise payable to Mr. Meiers constitutes “parachute payments” under Section 280G of the Internal Revenue Code and would be subject to excise taxes, then such benefits will either be delivered in full or delivered as to such lesser extent which would result in no portion of such severance pay and other benefits being subject to excise taxes, whichever results in the receipt by the executive of the greatest amount of benefits.
Mr. Meiers is subject to customary obligations regarding confidentiality, intellectual property, and post-termination cooperation and will be restricted from competing against the Company or soliciting the Company’s employees, customers or business relationships for a period of twelve months following termination of employment.
Former Executives
Brendan Kennedy
Mr. Kennedy served as our President and Chief Executive Officer until his resignation on April 30, 2021. In May 2018, we entered into an employment agreement with Mr. Kennedy, pursuant to which he received an annual base salary of $425,000 with a target annual bonus equal to 100% of his annual base salary. On December 15, 2020, Mr. Kennedy submitted a Letter of Resignation whereby he resigned from all positions held at Tilray (other than as a member of Tilray’s Board of Directors), with such resignations to be effective upon the Effective Time. At the time of his resignation, Mr. Kennedy’s base salary was $577,060. The Letter of Resignation included a form of release agreement to be entered into between Mr. Kennedy and Tilray as of the Effective Time (together with the Letter of Resignation, the “Termination Agreement”) in consideration for the benefits that Mr. Kennedy received upon the completion of the Business Combination, including a severance payment and full accelerated vesting of all equity awards. Pursuant to the Termination Agreement, Mr. Kennedy was paid (i) a severance payment equal to $3,462,360, which was subject to standard payroll deductions and withholdings and was paid in a lump sum following the Effective Time; (ii) full accelerated vesting of all of Tilray options, RSUs, and other equity-based awards that were unvested as of the Effective Time; and (iii) full reimbursement of premiums for continuation coverage pursuant to COBRA for Mr. Kennedy and his eligible dependents, consistent with New Tilray’s expense reimbursement policy and subject to applicable tax withholdings (at the coverage levels in effect immediately prior to the Effective Time) for a period of thirty-six (36) months after the Effective Time, or until the date upon which Mr. Kennedy and his eligible dependents are no longer eligible for COBRA continuation coverage.
Michael Kruteck
Mr. Kruteck joined Tilray on January 20, 2020 and became our Chief Financial Officer on March 3, 2020. Pursuant to the terms of his employment agreement, Mr. Kruteck’s initial annual base salary is $375,000, and he is eligible to receive an annual performance and retention bonus of up to 50% of his annual base salary.
On December 18, 2020, Tilray entered into a retention letter agreement with Mr. Kruteck, pursuant to which he was eligible to receive a one-time retention cash payment equivalent to one time his then current base salary, subject to applicable deductions and withholdings. Fifty percent of the retention payment was paid to him on March 31, 2021, and the remaining fifty percent of the retention payment was paid on the Effective Time, subject to certain terms and conditions, including continued employment.
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On April 29, 2021, Mr. Kruteck notified Tilray of his intent to resign as chief financial officer of Tilray effective April 30, 2021 and terminated employment with Tilray effective May 6, 2021. Mr. Kruteck’s resignation was not the result of any disagreement with Tilray on any matter relating to Tilray’s operations, policies, or procedures. In connection with Mr. Kruteck’s resignation, he was paid severance benefits equal to twelve (12) months’ base salary and payment of COBRA premiums, target bonus, and acceleration of equity awards, which was calculated based on the terms of Sections 7 and 8 of his employment agreement, dated January 20, 2020, which was subject to his executing and not rescinding a customary release in a form acceptable to the Company (the “Kruteck Separation Agreement”). Other than the payments and benefits provided for in the Kruteck Separation Agreement (including a one-time payment equal to $38,709.00 for Mr. Kruteck’s performance of certain services), Mr. Kruteck was not be entitled to any other compensation, payments or benefits from the Company or any of its affiliates in connection with his resignation.
Jon Levin
On December 18, 2020, Tilray entered into a retention letter agreement with Mr. Levin, pursuant to which he was eligible to receive a one-time retention cash payment. The retention payment amount for Mr. Levin is equivalent to one time his then-current base salary, subject to applicable deductions and withholdings. Fifty percent of the retention payments was paid to him on March 31, 2021, and the remaining fifty percent of the retention payments was paid to him on the Effective Time, subject to certain terms and conditions, including continued employment.
On April 28, 2021, Jon Levin resigned as chief operating officer of Tilray effective April 30, 2021. Mr. Levin’s resignation was not the result of any disagreement with Tilray on any matter relating to Tilray’s operations, policies, or procedures. In connection with Mr. Levin’s resignation, he was paid severance benefits equal to twelve (12) months’ base salary and payment of COBRA premiums, target bonus, and acceleration of equity awards, which was calculated based on the terms of Sections 7 and 8 of his employment agreement, dated January 13, 2020, as amended effective September 21, 2020, subject to his executing and not rescinding a customary release in a form acceptable to the Company (the “Levin Separation Agreement”). Other than the payments and benefits provided for in the Levin Separation Agreement, Mr. Levin was not be entitled to any other compensation, payments or benefits from the Company or any of its affiliates in connection with his resignation.
Andrew Pucher
Mr. Pucher served as our Chief Corporate Development Officer until March 2021. Pursuant to the terms of his employment agreement, Mr. Pucher received an initial annual base salary of $265,000 and was eligible to receive an annual performance and retention bonus of up to 50% of his annual base salary.
In February 2021, we entered into a separation agreement with Mr. Pucher (the “Pucher Separation Agreement”), pursuant to which, Mr. Pucher received payment of his base salary and continued vesting of options and RSUs through March 31, 2021. Mr. Pucher remained eligible to receive his 2020 annual discretionary bonus in accordance with Tilray’s discretionary incentive bonus plan. In addition, Tilray accelerated the vesting of all unvested RSUs held by Mr. Pucher as of the Effective Time, such that all RSUs became fully vested on April 30, 2021. In addition, pursuant to the Pucher Separation Agreement, Mr. Pucher received (a) severance payment equal to 20 months of his base salary, (b) contributions by Tilray to the health and dental benefit plans in which Mr. Pucher currently participates until November 30, 2022, and (c) a lump sum payment of CAD $250,000.00 (less applicable taxes and withholdings) on March 31, 2021.
CEO Pay Ratio
Under SEC regulations, we are required to calculate and disclose the total annual compensation paid to our median employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our CEO (the “CEO Pay Ratio”). We had two CEOs in Fiscal Year 2021 as a result of the Business Combination and Mr. Kennedy terminating his status as CEO effective April 30, 2021. For purposes of this CEO Pay Ratio disclosure, we have calculated the CEO compensation based on the compensation of Mr. Kennedy, who served as CEO for the majority of Fiscal Year 2021 and who was serving as CEO on December 1, 2020, the date used to identify the median employee. For 2021, the Compensation Committee elected to use the same “median employee” that was originally identified in 2020 to calculate our Fiscal Year 2021 CEO Pay Ratio calculation.
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Set forth below is a description of the methodology, including material assumptions, adjustments and estimates we used to identify the median employee for purposes of calculating the CEO Pay Ratio:
•
We identified our median employee from all full-time, part-time and temporary employees who were on our payroll records as of a determination date of December 1, 2020. For Fiscal Year 2021, the Company decided to use the same median employee as 2020 as permitted by the SEC Rules. The Company’s CEO as of the December 1, 2020 determination date was Brendan Kennedy.

•	Compensation for international employees was converted to U.S. dollar equivalents based on the applicable exchange rate.
•	In determining compensation for purposes of the median calculation, we used each employee’s annual base pay, target annual bonus and regular annual equity awards (at grant date fair value).
•	We annualized the base salary earned in 2021 by permanent employees (full-time and part-time) hired after January 1, 2021.
•	We then calculated the annual total compensation of the identified median employee in accordance with the requirements of the Summary Compensation Table.
On April 30, 2021, we acquired approximately 1,350 Aphria employees as a result of the Business Combination. For Fiscal Year 2021, excluding the Aphria employees, there has been no change in our employee population or employee compensation arrangements that we believe would significantly impact our CEO Pay Ratio disclosure. In accordance with Instruction 7 to Item 402(u) of Regulation S-K, the Aphria employees will be included in the total employee count for next fiscal year’s CEO Pay Ratio calculation of the median employee, which will be the Company’s fiscal year following the Business Combination. Neither the Compensation Committee nor our management used our CEO Pay Ratio measure in making compensation decisions.
We determined our median employee’s total compensation for Fiscal Year 2021, including any perquisites and other benefits, in the same manner that we determine the total compensation of our named executive officers for purposes of the Summary Compensation Table disclosed above. The elements included in Mr. Kennedy’s total compensation as CEO are fully discussed in the Summary Compensation Table and accompanying footnotes in this Proxy Statement.
For the five-month period ending May 31, 2021, the median of the total compensation of our employees (other than our CEO) was $15,061 and the total compensation of our CEO was $6,458,728, a significant portion of which includes severance. The ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees other than the CEO was 429:1. The foregoing pay ratio represents the Company’s estimate calculated in a manner consistent with the SEC rules and applicable guidance. As discussed in the CD&A herein, Mr. Kennedy received severance benefits and acceleration of all unvested equity, with an aggregate combined value of $6,266,376, in connection with the termination of his employment on April 30, 2021. Given the nature of his severance as a one-time payment in recognition for his past services to the Company, we believe that providing a supplemental pay ratio comparing Mr. Kennedy’s annual total compensation, excluding his severance benefits and equity acceleration, to the pay of our median employee reflects a more representative comparison. The resulting supplemental CEO pay ratio is 13 to 1.
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Potential Payments Upon Termination Or Change Of Control
The following table provides information concerning the estimated payments and benefits to which each current NEO would be entitled under the applicable agreement assuming that the triggering event took place on May 31, 2021, and with respect to Mr. Kennedy, Mr. Kruteck, Mr. Levin and Mr. Pucher, the benefits actually provided for under their applicable agreements. There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, of if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.
	Base salary		Bonus	Equity Awards	Benefits	Total
	Severance Period (months)	Amount of base pay	Value	Value Unvested Estimates (Max)(1)	COBRA/ Equivalent months	Total
Irwin Simon(2)
Termination Without Cause	18	$1,950,000	—	$17,101,724	—	$19,051,724
Change of Control	30	$3,250,000	$8,203,276	$17,101,724	—	$28,555,000

Carl Merton(2)
Termination Without Cause	14	$410,699	—	1,803,244	—	$2,213,943
Change of Control	28	$821,398	$662,640	1,803,244	—	$3,287,282

Denise Faltischek(2)
Termination Without Cause	12	$325,000	$274,075	$1,400,480	—	$1,999,555
Change of Control	24	$650,000	$548,150	$1,400,480	—	$2,598,630

James Meiers(2)	—
Termination Without Cause	12	$325,000	$356,297	$2,886,927	—	$3,568,224
Change of Control	24	$650,000	$712,594	$2,886,927	—	$4,249,521

Brendan Kennedy(3)
Change of Control Termination	36	$1,731,180	$1,731,180	$2,750,156	$50,331	$6,262,847

Michael Kruteck(3)
Change of Control Termination	12	$401,250	$68,358	$2,732,201	$16,777	$3,218,586

Jon Levin(3)
Change of Control Termination	12	$448,000	$72,000	$2,797,235	$16,777	$3,334,012

Andrew Pucher(4)
Termination Without Cause	20	$724,763	—	$1,115,127	$2,650	$1,842,540
(1)
For Mr. Simon, Mr. Merton, Ms. Faltischek and Mr. Meiers, the value of equity award acceleration of vesting is based on the closing stock price of $16.67 per share of our Class 2 common stock as reported on the Nasdaq Global Select Market on May 31, 2021. For Messrs. Kennedy, Kruteck, Levin and Pucher, the value of equity award acceleration of vesting is based on the closing stock price of $18.34 per share of our Class 2 common stock as reported on the Nasdaq Global Select Market on April 30, 2021 (the last date of their respective employment).

(2)	The amounts shown are converted into USD with an exchange rate of $0.8283 (USD) to $1.0000 (CAD).
(3)
In connection with the Arrangement, Messrs. Kennedy, Kruteck, and Levin resigned from their positions with the Company effective April 30, 2021. They each received severance payments and benefits consistent with a change in control termination.

(4)
Mr. Pucher resigned from his position with the Company effective March 31, 2021. He received severance payments and benefits consistent with a no cause termination. The amounts shown for Mr. Pucher are converted into USD with an exchange rate of $0.8283 (USD) to $1.0000 (CAD).

51

PROPOSAL 2
ADVISORY VOTE TO APPROVE
NAMED EXECUTIVE OFFICER COMPENSATION
Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.
Because New Tilray was the legal acquirer of Aphria, the compensation of Former Executives of Tilray for periods prior to the Business Combination, is also presented in this Proxy Statement. The compensation of New Tilray Leadership is also discussed and analyzed for periods subsequent to the Effective Time. In addition, we provide a discussion and analysis of the New Tilray executive compensation programs going forward, which reflect the decisions made by New Tilray’s Compensation Committee.
Our compensation program is designed to provide our NEOs with meaningful incentives and rewards, while effectively balancing the short-term and long-term interests of our stockholders with our ability to attract and retain talented executives. Our compensation approach is tied to our key strategic initiatives following the Business Combination and anticipated growth. The current performance goals are set with the objectives of increasing our revenues and EBITDA; increasing our market share in applicable geographic regions; and advancing our product development, thereby, increasing stockholder value. Our executive compensation program is based on four guiding principles. We have created a compensation program that combines short-term and long-term components, cash, equity, fixed and performance-based contingent payments, in the proportions that we believe achieve these four guiding principles:
•	enhance stockholder value by aligning the financial interests of our NEOs with those of our stockholders;
•	enable us to attract, motivate and retain the people needed to support our long-term goal of being an industry leader;
•	integrate compensation closely with the achievement of our business and performance objectives; and
•	reward the individual performance that contributes to our short-term and long-term successes.
An important element of our compensation philosophy is to provide our NEOs with compensation packages that are competitive with the compensation offered to executives in comparable positions in cannabis, biotech/pharmaceuticals, and consumer-packaged goods companies of similar size and operating in similar geographies in order to attract dynamic and innovative executives to lead our strategic initiatives. As such, the Compensation Committee utilizes and relies significantly on a competitive market analysis when determining the size, components and mix of our NEOs’ compensation packages. See “Compensation Discussion and Analysis” section above for additional details.
Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders to be held on November 22,2021 pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables and narrative discussion.”
While the vote is advisory in nature, which means that it is non-binding on us, our Compensation Committee values the opinions of our stockholders and will take into consideration the outcome of the vote when considering future executive compensation arrangements.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K.
52

EQUITY COMPENSATION PLANS
The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of May 31, 2021.
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights(1)	(c) Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders
Amended and Restated Tilray, Inc. 2018 Equity Incentive Plan(2) (3) (4)	4,385,469	$10.29	14,338,892
Privateer Holdings, Inc. 2011 Equity Incentive Plan	917,545	$3.97
Equity compensation plans not approved by security holders
Total	5,303,014	$9.20	14,338,892
(1)	Excludes RSU awards because they have no exercise price.
(2)	Consists of 1,205,243 shares of our Class 2 common stock subject to RSU awards and options to purchase 3,180,266 shares of Class 2 common stock.
(3)
Our Amended and Restated 2018 Equity Incentive Plan includes provisions providing for an annual increase in the number of securities available for future issuance on the first day of each Fiscal Year 2021, equal to the least of: (a) 4% of the outstanding shares of capital stock as of the last day of the immediately preceding Fiscal Year 2021; and (b) such lesser amount as the Board may determine.

(4)	Consists of 6,461,092 shares of Class 2 common stock added to the 2018 Equity Plan in connection with the Business Combination.
53

AUDIT COMMITTEE REPORT
Our Audit Committee consists of Messrs. Clanachan, Herhalt, Looney and Robb. Our Board has determined each member of our Audit Committee to be independent under the listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at https://ir.tilray.com/. The Board and the Audit Committee review and assess the adequacy of the charter of the Audit Committee on an annual basis.
The primary purpose of the Audit Committee is to discharge the responsibilities of our Board with respect to our accounting, financial and other reporting and internal control practices and to oversee our independent registered accounting firm.
It is not the duty of the Audit Committee to plan or conduct audits or to prepare our consolidated financial statements. Management is responsible for preparing our consolidated financial statements and has the primary responsibility for assuring their accuracy and completeness, and the independent registered public accounting firm is responsible for auditing those consolidated financial statements and expressing their opinion as to the fair presentation of our financial condition, results of operations, and cash flows, in accordance with GAAP. However, the Audit Committee does consult with management and our independent registered public accounting firm prior to the presentation of consolidated financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of our financial affairs. In addition, the Audit Committee is responsible for the oversight of the independent registered public accounting firm; considering and approving the appointment of and approving all engagements of, and fee arrangements with, our independent registered public accounting firm; and the evaluation of the independence of our independent registered public accounting firm.
In the absence of their possession of information that would give them a reason to believe that such reliance is unwarranted, the members of the Audit Committee rely without independent verification on the information provided to them, and on the representations made, by our management and our independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control over financial reporting and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee’s authority and oversight responsibilities do not independently assure that the audits of our consolidated financial statements are conducted in accordance with auditing standards generally accepted in the United States, or that our consolidated financial statements are presented in accordance with GAAP.
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended May 31, 2021 with management of the Company. The Audit Committee has reviewed and discussed the quality, not just the acceptability, of our accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements with our management and our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).
The Audit Committee has also received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with our independent registered public accounting firm the accounting firm’s independence.
Based on the foregoing, the Audit Committee has recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2021.
This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing with the SEC, except to the extent that the Company specifically incorporates this Report by reference into another Company filing.
THE AUDIT COMMITTEE

John M. Herhalt, Chair
David Clanachan
Tom Looney
Walter Robb
54

PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2021 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of PricewaterhouseCoopers LLP are expected to virtually attend the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE NEXT FISCAL YEAR.
Principal Accountant Fees
The following table presents the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the fiscal year ended May 31, 2021. PricewaterhouseCoopers LLP was not the Company’s public accounting firm prior to that date.
Type of Fees	2020	2021
Audit Fees(1)	—	$1,236,150
Audit-Related Fees(2)	—	105,000
Tax Fees(3)	—	—
All Other Fees(4)	—	165,000
Total	—	$1,506,150
(1)
Audit fees are fees for professional services rendered in connection with the audit of our consolidated financial statements (including an assessment of our internal control over financial reporting) included in Item 8 of our Annual Reports filed on Form 10-K, reviews of our condensed consolidated financial statements included in our Quarterly Reports filed on Form 10-Q, statutory filings and registration statements.

(2)	Audit-related fees are fees for services related to employee benefit plan audits, accounting consultation, compliance with regulatory requirements and an online accounting research tool.
(3)
Tax fees are for services related to tax compliance, tax planning and tax advice. These services included international corporate tax return compliance, annual domestic tax return compliance for employee benefit plans, foreign country tax planning with respect to global stock option and employee stock purchase programs and stock programs, assistance filing advanced pricing agreements with tax authorities, assistance related to foreign tax authority transfer pricing inquiries and domestic tax technical advice.

(4)	PricewaterhouseCoopers LLP did not provide any “other services” during the period.
Audit Committee’s Pre-Approval Policy
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval
55

of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee of the Board has determined that the rendering of services other than audit services by PricewaterhouseCoopers LLP is compatible with maintaining the principal accountant’s independence.
56

STOCKHOLDER PROPOSALS AND COMPANY INFORMATION
Stockholder Proposals and Director Nominations
In accordance with Rule 14a-8 under the Exchange Act and the advance notice provisions of our Bylaws, stockholder proposals and director nominations for the Annual Meeting of Stockholders for the fiscal year ended May 31, 2022 must be received by our Corporate Secretary at our principal executive office on or before May 30, 2022.
In order for proposals submitted outside of Rule 14a-8 to be considered at the Annual Meeting of Stockholders for the fiscal year ended May 31, 2022, shareholder proposals, including shareholder nominations for Director, must comply with the provisions in the Bylaws. The Bylaws provide that stockholders are required to give advance notice to the Company of any business to be brought by a shareholder before an annual stockholders’ meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must give timely written notice thereof to the Secretary of the Company at the principal executive offices of the Company, 655 Madison Avenue, Suite 1900, New York, New York.
In order to be timely, a shareholder’s notice must be delivered not later than the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting of stockholders nor earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, any shareholder proposals, including nominations for Directors, submitted outside of Rule 14a-8 to be voted on at the Annual Meeting of Stockholders for the fiscal year ended May 31, 2022 must be received by the Company not earlier than July 25, 2022 and not later than August 24, 2022. However, in the event that the date of the Annual Meeting of Stockholders for the fiscal year ended May 31, 2022 is advanced by more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary date of the Annual Meeting, for notice by the shareholder to be timely it must be delivered as stated in the Bylaws. Such proposals and nominations must be made in accordance with, and include the information required to be set forth by, the Bylaws. An untimely or incomplete proposal or nomination may be excluded from consideration at the Annual Meeting of Stockholders for the fiscal year ended May 31, 2022.
You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.
Annual Report to Stockholders and Form 10-K
A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended May 31, 2021 is available without charge upon written request to: 655 Madison Avenue, Suite 1900, New York, New York.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single set of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Tilray stockholders will be “householding” the Company’s proxy materials. A single set of Proxy Materials Report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Materials, please notify your broker or Tilray. Direct your written request to Tilray, Inc., Corporate Secretary, 655 Madison Avenue, Suite 1900, New York, New York. Stockholders who currently receive multiple copies of the Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.
57

OTHER INFORMATION
Other Matters That May Come Before the Annual Meeting
We do not know of any other matters that may be presented for consideration at the Annual Meeting. If any other business is properly presented for consideration before the Annual Meeting, the persons named as proxies on the enclosed proxy card, or proxy voting instruction form, will vote as they deem in the best interests of the Company.
Solicitation of Proxies at the Annual Meeting
We will pay the costs of this solicitation. Our directors, officers or other employees may solicit proxies on behalf of the Board primarily by mail and via the Internet, but additional solicitations may be made in person, by electronic delivery, telephone, facsimile or other medium. No additional compensation will be paid to our directors, officers or other employees in connection with this solicitation. We may enlist the assistance of brokerage houses, fiduciaries, custodians and other third parties in soliciting proxies. We will, upon request, reimburse brokerage firms and other third parties for their reasonable expenses incurred for forwarding solicitation material to beneficial holders of our Common Stock.
Websites
Information on or connected to our website (or the website of any third party) referenced in this Proxy Statement is in addition to and not a part of or incorporated by reference into this Proxy Statement. Such additional information speaks as of the date thereof and is not intended to be confirmed or updated by reference herein. The Company disclaims any liability or responsibility for or endorsement of the information on or connected to the website of a third party.
58

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TLRY2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D60424-P62045

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TILRAY, INC.

The Board of Directors recommends you vote FOR all proposals:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees for a one-year term expiring 2022:

01) Brendan Kennedy
02) John M. Herhalt
03) Walter Robb

Nominees for a two-year term expiring 2023:

04) Jodi Butts
05) David Hopkinson
06) Thomas Looney

Nominees for a three-year term expiring 2024:

07) Irwin D. Simon
08) Renah Persofsky
09) David Clanachan

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report Wrap are available at www.proxyvote.com.

D60425-P62045

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS
OF TILRAY, INC.
ANNUAL MEETING OF STOCKHOLDERS
MONDAY, NOVEMBER 22, 2021 AT 11:00 A.M. EASTERN TIME

The stockholder(s) hereby appoint(s) Irwin Simon and Mitchell Gendel, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class 2 common stock of Tilray, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 11:00 a.m., Eastern Time on Monday, November 22, 2021, at the following link, www.virtualshareholdermeeting.com/TLRY2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Tilray Board of Directors' recommendations.

Continued and to be signed on reverse side.